UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )  Preliminary Proxy Statement

( ) Confidential, For Use of the 2 Commission Only (as permitted by Rule 14a-6(e)(2))

(X)  Definitive Proxy Statement

( )  Definitive Additional Materials

( )  Soliciting Material Under rule 14a-12

                         THE BEAR STEARNS COMPANIES INC.
                (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required.

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

( )  Fee paid previously with preliminary materials:

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

THE BEAR STEARNS COMPANIES INC.
PROXY STATEMENT








NOTICE OF THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD MARCH 29, 2001

[LOGO]

                        THE BEAR STEARNS COMPANIES INC.
                                 245 PARK AVENUE
                            NEW YORK, NEW YORK 10167

To Our Stockholders:



     You are cordially invited to attend the 2001 Annual Meeting of Stockholders, which will be held on Thursday, March 29, 2001, at 5:00 P.M., New York City time, in the Bear Stearns Auditorium, 245 Park Avenue, 5th Floor, New York, New York.

     At the meeting we will be reporting to you on your Company's current operations and outlook. Stockholders will elect directors of the Company and transact such other items of business as are listed in the Notice of Annual Meeting and more fully described in the Proxy Statement which follows. The Company's Board of Directors and management hope that many of you will be able to attend the meeting in person.

     The formal Notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. ACCORDINGLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY SHOULD YOU WISH TO VOTE IN PERSON.

                                             Sincerely yours,



                                             Alan C. Greenberg
                                             Chairman of the Board

March 2, 2001

                         THE BEAR STEARNS COMPANIES INC.
                                 245 PARK AVENUE
                            NEW YORK, NEW YORK 10167

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 29, 2001
                                   ----------

To the Stockholders of
THE BEAR STEARNS COMPANIES INC.:

     The Annual Meeting of Stockholders of The Bear Stearns Companies Inc., a Delaware corporation (the "Company"), will be held on Thursday, March 29, 2001, at 5:00 P.M., New York City time, in the Bear Stearns Auditorium, 245 Park Avenue, 5th Floor, New York, New York, for the following purposes:

     1. To elect eleven directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

     2. To approve an amendment to the Company's Restated Certificate of Incorporation, to increase the number of shares of authorized Common Stock from 200,000,000 shares to 500,000,000 shares.

     3. To approve The Bear Stearns Companies Inc. Non-Employee Directors' Stock Option Plan.

     4. To approve an amendment to The Bear Stearns Companies Inc. Stock Award Plan, to increase the number of shares subject to awards granted under the Stock Award Plan.

     5. To transact such other business as may properly be brought before the meeting and any adjournments or postponements thereof.

     Holders of record of Common Stock of the Company, par value $1.00 per share, at the close of business on February 16, 2001, will be entitled to notice of, and to vote on, all matters presented at the meeting and at any adjournments or postponements thereof.

                                          By order of the Board of Directors



                                          Kenneth L. Edlow,
                                          Secretary

March 2, 2001

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         THE BEAR STEARNS COMPANIES INC.
                                 245 PARK AVENUE
                            NEW YORK, NEW YORK 10167

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 29, 2001

                                   ----------

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being furnished to the holders of Common Stock of The Bear Stearns Companies Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held in the Bear Stearns Auditorium, 245 Park Avenue, 5th Floor, New York, New York, on Thursday, March 29, 2001, at 5:00 p.m., New York City time, and at any adjournments or postponements thereof. These proxy materials are being mailed on or about March 2, 2001, to holders of record on February 16, 2001, of the Company's Common Stock, par value $1.00 per share ("Common Stock").

     A proxy may be revoked by a stockholder prior to its exercise in any of three ways: by written notice to the Secretary of the Company; by submission of another proxy bearing a later date; or by voting in person at the Annual Meeting. Revocation by notice to the Secretary of the Company, or by submission of a later proxy, will not affect a vote on any matter which is taken by the Company prior to the receipt of the notice or later proxy. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder. If no instructions are indicated, the proxy will be voted FOR the slate of directors described herein; FOR the approval of an amendment to the Company's Restated Certificate of Incorporation, to increase the number of shares of authorized Common Stock from 200,000,000 shares to 500,000,000 shares as described herein; FOR the approval of The Bear Stearns Companies Inc. Non-Employee Directors' Stock Option Plan as described herein; FOR the approval of an amendment to The Bear Stearns Companies Inc. Stock Award Plan to increase the number of shares subject to awards granted under the Stock Award Plan as described herein and, as to any other matter of business that may be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting on the matter.

     The Company has adopted a policy of encouraging stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. The Company has designated an independent third party, Mellon Investor Services LLC, the Company's transfer agent, to receive and to tabulate stockholder proxy votes. The manner in which any stockholder votes on any particular issue will be kept confidential and will not be disclosed to the Company or any of its officers or employees except (i) where disclosure is required by applicable law,
(ii) where disclosure of a vote of a stockholder is expressly requested by such stockholder, or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals may be disclosed to the Company from time to time and publicly announced at the Annual Meeting. The policy of ensuring confidentiality of stockholder votes will also apply to shares of Common Stock held in customer accounts at the Company's subsidiary, Bear, Stearns Securities Corp. Holders of Common Stock whose shares are held in such accounts will be requested to give instructions with respect to the manner in which their shares are to be voted to Automatic Data Processing, Inc., which has been directed not to disclose such instructions to the Company.

     This mail solicitation is being made by the Company. All expenses of the Company in connection with this solicitation will be borne by the Company. Directors, officers and other employees of the Company also may solicit proxies, without additional compensation, by telephone, in person or otherwise. The
Company also will request that brokerage firms, nominees, custodians, and fiduciaries forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for reasonable out-of-pocket expenses incurred by them in forwarding such materials.

                                   THE COMPANY

     The Company was incorporated under the laws of the State of Delaware on August 21, 1985. The Company succeeded to the business of Bear, Stearns & Co., a New York limited partnership (the "Partnership"), on October 29, 1985. As used in this Proxy Statement, all references to "Bear Stearns", "BSB", "BSSC" and "BSIL" are to Bear, Stearns & Co. Inc., Bear

Stearns  Bank  plc,  Bear,   Stearns   Securities   Corp.,  and  Bear,   Stearns
International Limited, respectively, the principal subsidiaries of the Company.

     On January 18, 2000, the Company's Board of Directors elected to change its fiscal year-end to November 30 from June 30, effective with the year beginning November 27, 1999, as announced in its Form 8-K filed on January 21, 2000. The five-month period ended November 26, 1999 is the Company's "Transition Period". References to fiscal years prior to fiscal 2000 in this proxy statement refer to the fiscal years ended June 30 while references to fiscal 2000 refers to the fiscal year ended November 30, 2000.

                                VOTING SECURITIES

     Holders of record of Common Stock at the close of business on February 16, 2001, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Each outstanding share of Common Stock entitles the holder thereof to one vote. Shares of Common Stock represented by CAP Units (as hereinafter defined) credited pursuant to the Capital Accumulation Plan are not outstanding and are not entitled to vote at the Annual Meeting.

     On February 16, 2001, 106,915,091 shares of Common Stock were outstanding. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum.

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock is required for the election of directors. The affirmative vote of a majority of the outstanding shares of Common Stock is required for the approval of an amendment to the Company's Restated Certificate of Incorporation. The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required for (i) the approval of the approval of The Bear Stearns Companies Inc. Non-Employee Directors' Stock Option Plan and
(ii) the approval of an amendment to The Bear Stearns Companies Inc. Stock Award Plan. An abstention with respect to any proposal will be counted as present for purposes of determining the existence of a quorum, but will have the practical effect of a negative vote as to that proposal. Brokers (other than Bear Stearns and BSSC) who do not receive a stockholder's instructions are entitled to vote on the election of directors. The New York Stock Exchange (the "NYSE") determines whether brokers who do not receive instructions will be entitled to vote on the other proposals contained in this Proxy Statement. Under the rules of the NYSE, if Bear Stearns and BSSC do not receive a stockholder's instructions, and other brokers are entitled to vote on a proposal, Bear Stearns and BSSC are also entitled to vote such shares of Common Stock, but only in the same proportion as the shares represented by votes cast by all other record holders with respect to such proposal. In the event of a broker non-vote with respect to any proposal coming before the meeting caused by the beneficial owner's failure to authorize a vote on such proposal, the proxy will be counted as present for the purpose of determining the existence of a quorum, but will not be deemed present and entitled to vote on that proposal for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which a majority is calculated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of February 16, 2001, the following is the only entity (other than the Company's employees as a group) known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock.

   NAME AND ADDRESS OF            TOTAL NUMBER OF SHARES              PERCENT
    BENEFICIAL OWNER                BENEFICIALLY OWNED               OF CLASS
       -----------                     -------------                   -----

Legg Mason, Inc.(1)                      5,447,357                     5.10%
     100 Light Street
     Baltimore, MD 21202

----------
(1) According to the Schedule 13G, filed with the Commission on February 9, 2001, by Legg Mason, Inc., a parent holding company incorporated in Maryland ("Legg Mason"), Legg Mason beneficially owned 5,447,357 shares of Common Stock with sole voting power over 3,646,768 shares, sole dispositive power over 0 shares, shared voting power over 1,800,589 shares and shared dispositive power over 5,447,357 shares. The Legg Mason subsidiaries that acquired Common Stock were identified and classified as follows: Brandywine Asset Management, Inc., as investment adviser with discretion; Bingham Legg Advisers, LLC, as investment adviser with discretion; Legg Mason Funds Management, Inc., as investment adviser with discretion; Bartlett & Co., as investment adviser with discretion; Legg Mason Capital Management, Inc., as investment adviser with discretion; Legg Mason Trust, fsb, as investment adviser with discretion and Legg Mason Wood Walker, Inc., as investment adviser and broker/dealer with discretion.

     The determination that there were no other persons, entities or groups known to the Company to beneficially own more than 5% of the Common Stock was based on a review of all statements filed with respect to the Company since the beginning of the past fiscal year with the Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following information with respect to the outstanding shares of Common Stock beneficially owned by each director of the Company, each nominee for director of the Company, each executive officer named in the Summary Compensation Table under "Executive Compensation" and all directors, nominees and executive officers of the Company as a group, is furnished as of January 22, 2001. Also set forth below as of such date is certain information with respect to the number of shares of Common Stock represented by CAP Units credited to the accounts of such persons pursuant to the Capital Accumulation Plan (notwithstanding that shares underlying CAP Units generally are not deemed to be beneficially owned for this purpose because the named persons have neither the present ability to direct the vote nor the ability to dispose of such shares and will not have such rights within the next 60 days) and Common Stock represented by Restricted Stock Units granted under the Stock Award Plan.

                                                                                                     PERCENTAGE OF
                                         AMOUNT                              COMMON STOCK             OUTSTANDING
                                      AND NATURE OF          PERCENT OF     REPRESENTED BY          COMMON STOCK,
                                      COMMON STOCK          COMMON STOCK    CAP UNITS AND            CAP UNITS AND
                                      BENEFICIALLY          BENEFICIALLY   RESTRICTED STOCK        RESTRICTED STOCK
    NAME AND ADDRESS (1)              OWNED (2)(3)              OWNED            UNITS              UNITS COMBINED
     ------------------               -------------         -------------   --------------          --------------
James E. Cayne (5)                      4,598,413               4.28%          3,110,110                 4.95%
Carl D. Glickman (6)                      369,745                 (4)                 --                   (4)
Alan C. Greenberg                         152,550                 (4)          1,352,368                   (4)
Donald J. Harrington, C.M.                    266                 (4)                 --                   (4)
Mark E. Lehman (7)                        138,170                 (4)            375,886                   (4)
Marshall J Levinson (8)                     5,023                 (4)             23,676                   (4)
William L. Mack                            22,050                 (4)                 --                   (4)
Michael Minikes (9)                       394,728                 (4)            498,691                   (4)
Samuel L. Molinaro Jr.                     14,457                 (4)            115,119                   (4)
Frank T. Nickell                           33,501                 (4)                 --                   (4)
Frederic V. Salerno                           413                 (4)                 --                   (4)
Alan D. Schwartz                          971,567                 (4)          2,266,408                 2.08%
Warren J. Spector (10)                    173,087                 (4)          4,035,683                 2.70%
Vincent Tese                                1,102                 (4)                 --                   (4)
Fred Wilpon                                 1,337                 (4)                 --                   (4)

All directors, nominees and
executive officers as a
group (15 individuals)                  6,876,409               6.41%         11,777,941                11.98%

----------
(1)  The address in each case is 245 Park Avenue, New York, New York 10167.

(2) Nature of Common Stock beneficially owned is sole voting and investment power, except as indicated in subsequent notes. Includes an aggregate of 3,360 shares of Common Stock owned by directors, nominees and executive officers through The Bear Stearns Companies Inc. Employee Stock Ownership Plans (the "ESOPs"). Shares owned by the ESOPs that are allocated to employees' accounts are voted on a "pass through" basis by the employees to whose accounts such shares are allocated. Shares not allocated to employees' accounts, and allocated shares for which voting directions have not been received, are voted by the trustee of the ESOPs in proportion to the manner in which allocated shares are directed to be voted by the employees.

(3) Does not include shares underlying CAP Units credited under the Capital Accumulation Plan, except for the following number of shares expected to be distributed during March 2001 to the following persons: Mr. Cayne--41,817, Mr. Greenberg--32,550, Mr. Lehman--4,638, Mr. Levinson--725, Mr. Minikes--17,624, Mr. Molinaro--1,042, Mr. Schwartz--21,361, and Mr. Spector--38,941.

(4)  Less than one percent.

(5) Does not include 45,669 shares of Common Stock owned by Mr. Cayne's wife, as to which shares Mr. Cayne disclaims beneficial ownership. Does not include 235,754 shares of Common Stock held by trusts established for Mr. Cayne's children, as to which shares Mr. Cayne disclaims beneficial ownership. Does not include 8,048 shares of Common Stock owned by a child of Mr. Cayne, as to which shares Mr. Cayne disclaims beneficial ownership.

(6) Does not include 3,427 shares of Common Stock owned by Mr. Glickman's wife, as to which shares Mr. Glickman disclaims beneficial ownership.

(7) Does not include 29,763 shares of Common Stock held in a trust established for Mr. Lehman's wife, as to which shares Mr. Lehman disclaims beneficial ownership.

(8) Does not include 77 shares of Common Stock held in a trust established for Mr. Levinson's daughter, as to which shares Mr. Levinson disclaims beneficial ownership.

(9) Does not include 1,780 shares of Common Stock owned by Mr. Minikes' wife, as to which shares Mr. Minikes disclaims beneficial ownership.

(10) Does not include 636 shares of Common Stock owned by Mr. Spector's wife, as to which shares Mr. Spector disclaims beneficial ownership.

                            I. ELECTION OF DIRECTORS

     The Board of Directors has nominated and recommends the election of each of the nominees set forth below as a director of the Company to serve until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified. Each nominee is currently a director of the Company. Each nominee who is elected or re-elected to the Board of Directors will hold office until the next Annual Meeting of Stockholders, in accordance with the By-laws of the Company. Should any nominee become unable or unwilling to accept nomination or election, it is intended that the persons named in the enclosed proxy will vote the shares that they represent for the election of a substitute nominee designated by the Board of Directors, unless the Board of Directors reduces the number of directors. At present, it is anticipated that each nominee will be a candidate.

     The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock is required for the election of directors. Officers serve at the discretion of the Board of Directors.

                                                                                                     YEAR FIRST
                                                                                                     ELECTED TO
                                     AGE AS OF                                                        SERVE AS
                                    JANUARY 22,               PRINCIPAL OCCUPATION                   DIRECTOR OF
            NAME                       2001                  AND DIRECTORSHIPS HELD                  THE COMPANY
            ----                    ----------               ----------------------                  -----------
James E. Cayne ...................      66           President and Chief Executive Officer of           1985
                                                     the Company and Bear Stearns, member of
                                                     the Executive Committee (as hereinafter
                                                     defined)

Carl D. Glickman .................      74           Private Investor; Trustee, Lexington Corporate     1985
                                                     Property Trust; Director, Office Max Inc.

Alan C. Greenberg ................      73           Chairman of the Board of the Company and           1985
                                                     Bear Stearns and Chairman of the
                                                     Executive Committee

Donald J. Harrington, C.M. .......      55           President, St. John's University; Director,        1993
                                                     The Reserve Fund, Reserve Institutional
                                                     Trust, Reserve Tax-Exempt Trust, Reserve
                                                     New York Tax-Exempt Trust and Reserve
                                                     Special Portfolios Trust

William L. Mack ..................      60           Founder and Managing Partner, The Apollo           1997
                                                     Real Estate Investment Funds; President
                                                     and Senior Managing Partner, The Mack
                                                     Organization; Chairman of the Board of
                                                     Mack-Cali Realty Corporation and
                                                     Metropolis Realty Trust, Inc.; Director,
                                                     Koger Equity, Inc., Vail Resorts, Inc. and
                                                     Wyndham International, Inc.

Frank T. Nickell .................      53           President and Chief Executive Officer of Kelso     1993
                                                     & Company; Director, Blackrock Inc., Earle
                                                     M. Jorgensen Company and Peebles Inc.

Frederic V. Salerno ..............      57           Vice Chairman and CFO of Verizon                   1992
                                                     Communications; Director, Avnet, Inc.,
                                                     Orion Power Holdings and Viacom, Inc.

                                                                                                     YEAR FIRST
                                                                                                     ELECTED TO
                                     AGE AS OF                                                        SERVE AS
                                    JANUARY 22,               PRINCIPAL OCCUPATION                   DIRECTOR OF
            NAME                       2001                  AND DIRECTORSHIPS HELD                  THE COMPANY
            ----                    ----------               ----------------------                  -----------
Alan D. Schwartz                        50           Executive Vice President and Head of the           1987 (1)
                                                     Investment Banking Group of Bear
                                                     Stearns; Director, Unique Casual
                                                     Restaurants, Inc.

Warren J. Spector                       43           Executive Vice President and Head of the           1990 (1)
                                                     Fixed Income Group of Bear Stearns

Vincent Tese                            57           Chairman and Director of Wireless Cable            1994
                                                     International Inc.; Director, Allied Waste
                                                     Industries Inc., Angram, Inc., Bowne & Co.
                                                     Inc., Xanboo Inc., Cablevision Inc., Mack-
                                                     Cali Realty Corp., Orion Power Holdings,
                                                     Inc., National Wireless Holdings Inc. and
                                                     Lynch Interactive Corp.

Fred Wilpon                             64           Chairman of the Board of Directors of              1993
                                                     Sterling Equities, Inc.; Director,
                                                     Loews Corporation; President and Chief
                                                     Executive Officer of the New York Mets

----------

(1)  Did not serve as director during 1997 and 1998.

     Mr. Cayne has been Chief Executive Officer and President of the Company and Bear Stearns for more than the past five years.

     Mr. Glickman has been a private investor for more than the past five years. Mr. Glickman is also currently Chairman of the Compensation Committee of the Board of Directors of the Company.

     Mr. Greenberg has been Chairman of the Board of the Company for more than the past five years.

     Father Harrington has been the President of St. John's University for more than the past five years.

     Mr. Mack has been Managing Partner of the Apollo Real Estate Investment Funds for more than the past five years. He has been President and Senior
Managing Partner of The Mack Organization (a national owner, developer and investor in office and industrial buildings and other real estate) for more than the past five years. Mr. Mack is Chairman of the Board of Mack-Cali Realty Corporation (a publicly traded real estate investment trust). He is also Chairman of the Board of Metropolis Realty Trust, Inc. (the owner of high rise office buildings).

     Mr. Nickell has been President of Kelso & Company, a privately held merchant banking firm, for more than the past five years. Mr. Nickell was appointed Chief Executive Officer of Kelso & Company in 1998.

     Mr. Salerno is the Vice Chairman and CFO of Verizon Communications (formerly Bell Atlantic Corporation). Prior to June 2000, Mr. Salerno was the Senior Executive Vice President and CFO/Strategy and Business Development of Bell Atlantic Corporation. Prior to the merger of NYNEX Corp. ("NYNEX") and Bell Atlantic Corporation, Mr. Salerno was the Vice Chairman of the Board of NYNEX for more than five years. Mr. Salerno served as Chairman of the Board of the State University of New York from 1990 to 1996.

     Mr. Schwartz has been an Executive Vice President of Bear Stearns for more than the past five years. Prior to June 30, 1999, Mr. Schwartz was an Executive Vice President of the Company and a member of the Executive Committee for more than the past five years. Mr. Schwartz is responsible for all of the investment banking activities of Bear Stearns.

     Mr. Spector has been an Executive Vice President of Bear Stearns for more than the past five years. Prior to June 30, 1999, Mr. Spector was an Executive Vice President of the Company and a member of the Executive Committee for more than the past five years. Mr. Spector is responsible for all of the fixed income activities of Bear Stearns.

     Mr. Tese has been Chairman of Wireless Cable International Inc. since April 1995. Mr. Tese was Chairman of Cross Country Wireless Inc. from October 1994 to July 1995 and was a corporate officer and a general partner of Cross Country Wireless Inc.'s predecessors, Cross Country Wireless Cable-I, L.P. and Cross Country Wireless Cable West, L.P., from 1990 until October 1994. Mr. Tese was the Director of Economic Development for the State of New York from June 1987 to December 1994. Mr. Tese is currently Chairman of the Audit Committee of the Board of Directors of the Company.

     Mr. Wilpon has been Chairman of the Board of Directors of Sterling Equities, Inc., a privately held entity, and certain affiliates thereof, which are primarily real estate development/owner management companies, for more than the past five years. Mr. Wilpon has also been President and Chief Executive Officer of the New York Mets baseball team for more than the past five years.

     There is no family relationship among any of the directors or executive officers of the Company.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held four meetings (exclusive of committee meetings) during the preceding fiscal year. In addition, the Board of Directors has established three committees whose functions and current members are noted below. The Audit Committee and Compensation Committee (collectively, the "Board Committees") are committees of the Board of Directors and consist solely of members of the Board of Directors. The Executive Committee includes individuals who are not members of the Board of Directors, but may function in a manner comparable to that of the Board Committees under certain circumstances as described below. Each current director, except Mr. Schwartz, attended 75% or more of the aggregate number of meetings of the Board of Directors and Board Committees (including for this purpose, the Executive Committee) on which he served that were held during such period.

     EXECUTIVE COMMITTEE. During the last fiscal year, the Executive Committee of the Company (the "Executive Committee") consisted of Messrs. Cayne, Greenberg (Chairman), Lehman, Minikes and Molinaro. It met once each week and more frequently, as required, having held 62 meetings during the preceding fiscal year. The Executive Committee has the authority between meetings of the Board of Directors to take action with respect to a variety of matters delegated by the Board of Directors that are considered to be in the ordinary course of the Company's business and, to take all actions with respect to the management of the Company's business that require action of the Board of Directors, so long as the action is also approved by a majority of the members who are also directors of the Company, except with respect to certain matters that by law and the provisions of the Certificate of Incorporation must be approved by the Board of Directors.

     AUDIT COMMITTEE. The Audit Committee of the Board of Directors (the "Audit Committee") consists of Messrs. Glickman, Mack, Salerno and Tese (Chairman).
Each of the foregoing is a director who is not employed by the Company or affiliated with management. This Committee is responsible for reviewing and helping to ensure the integrity of the Company's financial statements. Among other matters, the Audit Committee with management and independent and internal auditors reviews the adequacy of the Company's internal accounting controls that could significantly affect the Company's financial statements, reviews with the Company's independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of the Company's independent accountants. The Audit Committee held six meetings during the preceding fiscal year.

     COMPENSATION COMMITTEE. The Compensation Committee of the Board of Directors (the "Compensation Committee") consists of Messrs. Glickman (Chairman), Harrington, Nickell and Tese. Each of the foregoing is a director who is not employed by the Company or affiliated with management. The Compensation Committee establishes the compensation policies used in determining the compensation of all executive officers and other Senior Managing Directors, including members of the Board of Directors who are employees of the Company ("employee directors"). The Compensation Committee administers the Performance Compensation Plan pursuant to which the salary and bonus compensation of certain Senior Managing Directors (including certain executive officers) of the Company is determined. The Compensation Committee also approves the salary and bonus compensation of other executive officers and other Senior Managing Directors based upon recommendations made by the Executive Committee and the Bear Stearns and Co. Inc. Management and Compensation Committee (the "Management and Compensation Committee") applying criteria established by the Compensation Committee. The Compensation Committee also administers certain aspects of the Capital Accumulation Plan, the Stock Award Plan and the Restricted Stock Plan. The Compensation Committee held eleven meetings during the preceding fiscal year.

     The Executive Committee has recommended to the Board of Directors that they establish an independent nominating committee to consider and make recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and the identification of potential candidates to serve as directors. The Executive Committee believes that the establishment of a nominating committee will assist in ensuring that qualified candidates are presented to the Board of Directors for election as directors and members of committees of the Board of Directors, thereby benefiting the Company and its stockholders.

                             AUDIT COMMITTEE REPORT

     The members of the Audit Committee (the "Committee") have been appointed by the Board of Directors (the "Board"). The Committee is governed by a charter (attached as Exhibit A) which has been approved and adopted by the Board and is reviewed and reassessed annually by the Committee. The Committee is comprised of four directors who meet the independence and experience requirements of the New York Stock Exchange.

     The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

     The Committee assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     Management is responsible for the preparation and integrity of the Company's financial statements. The Committee reviewed the Company's audited financial statements for the year ended November 30, 2000 and met with both management and the Company's external auditors to discuss those financial statements. Management and the external auditors have represented to the Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Committee has received from and discussed with the external auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1. The Committee also discussed with the external auditors any matters required to be discussed by Statement on Auditing Standards No. 61.

     Based upon these reviews and discussions, the Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended November 30, 2000.

                                              AUDIT COMMITTEE



                                              Carl D. Glickman
                                              William L. Mack
                                              Frederic V. Salerno
                                              Vincent Tese, Chairman

                                     . . .

                             EXECUTIVE COMPENSATION

                          COMPENSATION COMMITTEE REPORT

COMPENSATION POLICIES

     The Compensation Committee establishes the compensation policies applicable to all executive officers. From the time of the Company's initial public offering after succession on October 29, 1985, to the business of the Partnership, compensation of the Company has been strongly influenced by the principle that the compensation of senior executives should be structured to directly link the executives' financial reward to Company performance. Thus, senior executives would both share in the success of the Company as a whole and be adversely affected by poor Company performance, thereby aligning their interests with the interests of the Company's stockholders.

     During fiscal 2000, the Compensation Committee made several changes to the Company's compensation structure. These changes included amending the Capital Accumulation Plan to make participation by Senior Managing Directors mandatory and to also make the benefits thereunder subject to vesting beginning in fiscal 2000. Senior Managing Directors will also receive stock options under the Stock Award Plan. In addition, the Compensation Committee also established the Restricted Stock Unit Plan which allowed the Company to compensate certain key employees other than Senior Managing Directors in a combination of cash, restricted stock units and stock options, in conjunction with the Stock Award Plan. The restricted stock units and stock options were also subject to vesting over periods up to four years. The Compensation Committee believes that these changes were necessary to the long-term interests of both the employees and the stockholders as they would further strengthen the alignment of such interests by expanding the number of employees receiving stock-based compensation.

PERFORMANCE COMPENSATION PLAN

     The salary and bonus  compensation  of  executive  officers  is  determined principally by the operation of the Performance Compensation Plan (the "Performance Compensation Plan"), which is designed to implement the foregoing philosophy. Under the Performance Compensation Plan, the executive officers receive a base salary of $200,000 per annum and a share of a performance-based bonus pool. The Compensation Committee determines the formula for calculating one or more bonus pools within 90 days after the beginning of each fiscal year based upon one or more of the following criteria, individually or in combination, adjusted in such manner as the Compensation Committee shall determine: (a) pre-tax or after-tax return on equity; (b) earnings per share;
(c) pre-tax or after-tax net income; (d) business unit or departmental pre-tax or after-tax income; (e) book value per share; (f) market price per share; (g) relative performance versus peer group companies; (h) expense management; and
(i) total return to stockholders.

     The share of one or more of the bonus pools to be allocated to each executive officer in any fiscal year is determined by the Compensation
Committee, in its sole discretion. However, under no circumstance may the aggregate amount of the bonuses paid under the Performance Compensation Plan exceed 100% of the bonus pools computed under the formula designated by the Compensation Committee.

     For fiscal 2000, the Compensation Committee created two separate performance-based pools. One pool consisted of five participants, which included the Company's Chief Executive Officer, Chairman of the Board and General Counsel (the "Executive Committee Pool"), while the other pool consisted of five members, including two members of the Executive Committee. The Compensation Committee established a formula for calculating the Executive Committee Pool based on the Company's adjusted after-tax return on common equity. The maximum amount allocable to the Executive Committee Pool was $150,000,000, of which the maximum percentage of any individual participant was 30% of such pool. During fiscal 2000, the Executive Committee Pool totaled $81,379,000 which was delivered to the participants in a combination of cash, CAP Units (as defined below under "Equity Ownership and Capital Accumulation Plan") and stock options (see "Stock Award Plan"). The allocation of these amounts to the participants was 56.0% in cash, 37.3% in CAP Units and 6.7% in stock options. Beginning in fiscal 2001, the Compensation Committee intends to change the mix of compensation payable to participants in the Executive Committee Pool such that a greater percentage (up to 25%) will be delivered in the form of stock options. The Compensation Committee believes that requiring the participants in the Executive Committee Pool to receive a higher percentage of their compensation in stock options will benefit the Company's stockholders as the participants would ultimately be compensated based on the performance of the Company's Common Stock.

     The Compensation Committee also established the formulas for calculating the other bonus pool for fiscal 2000 and the share for each participant based upon a combination of factors including departmental pre-tax profits and adjusted pre-tax return on equity of the Company. The maximum bonus that may be allocated to a participant in this pool in any fiscal year is $15,000,000. The total bonus pool resulting from the application of these formulas for fiscal 2000 was $63,370,544, of which the Compensation Committee, based on the recommendation  of the  Management  and  Compensation  Committee,
and with the concurrence of the Executive Committee, determined that compensation aggregating $33,643,071 would be paid to executive officers participating in this bonus pool. This amount was delivered to participants in this pool $14,403,632 in cash, 147,700 in stock options, $10,495,727 in CAP Units and $6,649,481 in restricted stock units. The restricted stock units will cliff vest over a 55-month period.

EQUITY OWNERSHIP AND CAPITAL ACCUMULATION PLAN

     A focus on performance and growth and the direct alignment of employee and stockholder interests flows from the substantial ownership of Common Stock and CAP Units by senior executives of the Company. The five current members of the Executive Committee beneficially own 6.91% of the outstanding Common Stock, CAP Units and Restricted Stock Units combined, while all directors and executive officers as a group beneficially own 11.98% of the outstanding Common Stock, CAP Units and Restricted Stock Units combined as of January 22, 2001.

     All  executive   officers  are  required  to  participate  in  the  Capital
Accumulation Plan. The executive officers receive a portion of their annual compensation in the form of stock units ("CAP Units") which will vest over three years. After a five-year period, each officer will be entitled to receive from the Company a number of freely transferable shares of Common Stock equal to the number of CAP Units then credited to such officer's Capital Accumulation Account plus cash in the amount, if any, of such officer's cash balance account at the end of such period.

     For fiscal 2000 executive officers received compensation of approximately $17,213,114 in the form of CAP Units. Furthermore, for fiscal 2000, 39.60% of the compensation (including amounts deferred pursuant to the Capital Accumulation Plan) of the current members of the Executive Committee was received in the Capital Accumulation Plan while 41.78% of such compensation was received by all executive officers and employee directors.

     Pursuant to the terms of the Capital Accumulation Plan, participants only receive CAP Units to the extent shares were purchased from existing stockholders. Accordingly, executive stock ownership is increased without substantial dilution to earnings per common share or book value per common share. Such shares were purchased in the open market or from participants who received shares of Common Stock pursuant to the Capital Accumulation Plan.

STOCK AWARD PLAN

     The Stock Award Plan provides the Company with greater flexibility in the composition of incentive awards. The determination of recipients of stock options, the terms and conditions of such options within the parameters of the Stock Award Plan and the number of shares covered by each option is determined and administered by the Compensation Committee.

     During fiscal 2000, 244,575 ten-year options were granted to executive officers. These options were granted with exercise prices equal to the fair market value of the Common Stock on the date of grant and become exercisable after three years.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The total compensation of Mr. Cayne, the Company's Chief Executive Officer, along with other members of the Executive Committee, is determined in all respects by the Performance Compensation Plan. Pursuant to the terms of the Performance Compensation Plan, for fiscal 2000 Mr. Cayne received a base salary of $200,000 and shared in a bonus fund based on the Company's fiscal 2000 after-tax return on equity. Mr. Cayne's proportionate share of the fiscal 2000 bonus fund (as well as that of the other members of the Executive Committee) was determined by the Compensation Committee in February 2000, based on the recommendation of the Executive Committee as to how the bonus fund should be allocated among the members of the Executive Committee. The Executive Committee's recommendations were based on the same criteria established by the Compensation Committee for determining the total compensation of Senior Managing Directors who were not members of the Executive Committee for fiscal 2000.

     Mr. Cayne received $11,865,172 in salary and cash bonus, $9,577,402 in restricted stock awards in the form of CAP Units and 108,856 in stock options. These amounts were based on the Company's financial performance and allocation of the bonus fund. Due to the substantial portion of Mr. Cayne's compensation being delivered in the form of stock units and stock options the ultimate realization of benefits from his current bonus will depend on the future performance of the Company and its Common Stock.

     Section 162(m) of the Internal Revenue Code limits deductibility for federal income tax purposes of compensation in excess of $1,000,000 annually paid to individual executive officers named in the Summary Compensation Table unless certain exceptions, including compensation based on performance goals, are satisfied. The Performance Compensation Plan and the Stock Award Plan have been established and maintained in an effort to comply with the performance-based excep-tion to limits on deductibility of executive officer compensation. However, while the Compensation Committee currently seeks to maximize the deductibility of compensation paid to executive officers, it will maintain the flexibility to take actions which may be based upon other considerations.

     The Compensation Committee believes that the Performance Compensation Plan, the Stock Award Plan and the Capital Accumulation Plan provide appropriate incentives to senior management of the Company and are fair and reasonable methods for determining the compensation of executive officers, including the Chief Executive Officer, and also serve to align the interests of executives and stockholders.

                                              COMPENSATION COMMITTEE



                                              Carl D. Glickman, Chairman
                                              Donald J. Harrington
                                              Frank T. Nickell
                                              Vincent Tese

                                      . . .

                    COMPENSATION TABLES AND OTHER INFORMATION

     The following table sets forth information with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company (other than the Chief Executive Officer) for the two fiscal years ended June 30, 1998 and 1999, the Transition Period ("Transition") and the fiscal year ended November 30, 2000:

                                            SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION  LONG TERM COMPENSATION AWARDS
                                                 -------------------  -----------------------------
          NAME AND                 FISCAL                             RESTRICTED STOCK                    ALL OTHER
     PRINCIPAL POSITION             YEAR       SALARY      BONUS (1)  AWARDS (2)(3)(4)  STOCK OPTIONS  COMPENSATION (5)
     ------------------             ----       ------      ---------  ----------------  -------------  ----------------
James E. Cayne                      2000       $200,000   $11,665,172     $9,577,402       108,856       $10,060,813
Chief Executive                  Transition      84,615     4,216,771      3,181,359        72,427         4,192,005
Officer and                         1999        200,000    10,871,700     10,311,700                       8,639,708
President                           1998        200,000    10,171,830      9,611,830                       7,192,766

Alan C. Greenberg                   2000       $200,000   $10,373,868     $2,517,611        66,475       $ 4,957,838
Chairman of the                  Transition      84,615     3,735,562        753,638        44,240         2,065,766
Board                               1999        200,000     9,648,512      3,212,838                       4,434,095
                                    1998        200,000    13,698,880      4,562,960                       3,716,754

Mark E. Lehman                      2000       $200,000    $2,989,193     $1,599,430        20,762       $ 1,168,832
Executive Vice                   Transition      84,615     1,034,750        544,531        16,052           487,013
President and General Counsel       1999        200,000     2,544,650      1,994,650                         869,158
                                    1998        200,000     2,177,275      1,627,275                         674,445

Michael Minikes                     2000       $200,000    $1,828,197     $2,938,124        22,085       $ 1,790,522
Treasurer                        Transition      84,615     1,105,938        829,064        14,903           746,051
                                    1999        200,000     1,880,000      2,320,000                       1,678,984
                                    1998        200,000     1,880,000      2,320,000                       1,999,114

Samuel L. Molinaro Jr.              2000       $200,000    $2,068,914     $2,332,629        21,878       $   203,609
Chief Financial                  Transition      84,615       431,887        231,434         5,571            84,837
Officer and Senior                  1999        200,000       671,000        779,000                         129,892
Vice President--Finance             1998        200,000       789,800        360,200                          92,314

     For each of the above-named officers, compensation information is provided for the full fiscal years during which he served as an executive officer of the Company. Transition represents the five month period July 1, 1999 to November 26, 1999.

----------
(1)  Represents  amounts  payable under the Performance  Compensation  Plan. See
     "Executive    Compensation--Compensation    Committee   Report--Performance
     Compensation Plan".

(2) Represents the portion of the named executive officer's bonus deferred pursuant to the Capital Accumulation Plan. See "Executive Compensation--Compensation Committee Report--Equity Ownership and Capital Accumulation Plan".

(3) As of November 30, 2000, the value and the aggregate number of CAP Units credited to the accounts of each named person (based on the closing price of the Common Stock on the Consolidated Transaction Reporting System on such date) was: Mr. Cayne--$144,791,628 (3,151,927 units); Mr.
     Greenberg--$63,619,678  (1,384,918 units); Mr. Lehman--$17,480,357 (380,525
     units);    Mr.    Minikes--$22,710,111    (494,370    units);    and    Mr.
     Molinaro--$4,606,710 (100,282 units).

(4) On December 11, 2000, Mr. Minikes and Mr. Molinaro received restricted stock units as part of their compensation pursuant to the Performance Compensation Plan. Mr. Minikes' grant was $1,089,063, which represents 21,945 restricted stock units and Mr. Molinaro's grant was $788,021, which represents 15,879 restricted stock units. Dividend equivalents of additional restricted stock units are payable by the Company on all such holdings from the date of grant. These restricted stock units will vest 33 1/3% per annum commencing June 30, 2003.

(5) Represents preferential earnings paid in the form of CAP Units pursuant to the Capital Accumulation Plan that exceed cash dividends paid on the equivalent shares of Common Stock. Preferential earnings were not determinable at the time of the filing of the Form 8-K for the Transition Period. These amounts were calculated at the end of fiscal 2000 and are now reflected under "All Other Compensation".

             STOCK OPTION GRANTS RELATING TO THE LAST FISCAL YEAR(1)

                              NUMBER OF          % OF TOTAL
                              SECURITIES      OPTIONS GRANTED      EXERCISE
                              UNDERLYING      TO EMPLOYEES IN        PRICE         EXPIRATION        GRANT DATE
       NAME                 OPTIONS GRANTED      FISCAL YEAR       PER SHARE        DATE (2)      PRESENT VALUE (3)
       ----                 ---------------      -----------       ---------        --------      -----------------
James E. Cayne                 108,856               2.85%          $49.625         12/11/10        $1,543,426
Alan C. Greenberg               66,475               1.74%           49.625         12/11/10           942,521
Mark E. Lehman                  20,762               0.54%           49.625         12/11/10           294,377
Michael Minikes                 22,085               0.58%           49.625         12/11/10           313,127
Samuel L. Molinaro Jr.          21,878               0.57%           49.625         12/11/10           310,196

----------
(1)  Represents  awards made in  December  2000 for  performance  in fiscal year
     2000.

(2)  All stock options become exercisable three years after grant date.

(3) Valued using a modified Black-Scholes option pricing model. The exercise price of each stock option ($49.625) is equal to the closing price on the Consolidated Transaction Reporting System of a share of Common Stock on December 8, 2000, the date of the grant. The assumptions used for the variables in the model were: 37% volatility (a projection of the volatility of the Common Stock over the 120 month term of the options); a 6.40% risk-free rate of return (based on the USD Interest Rate Swap Curve, expressed as a zero-coupon rate over the 120 month term); a 1.45% dividend yield (which was an estimated projected dividend yield on the date of grant); and a ten year option term (which is the maximum term of the options). The actual gain that executives will realize on their stock options will depend on the future price of the Common Stock and can not be accurately forecast by application of an option pricing model.

           AGGREGATED STOCK OPTION EXERCISES MADE IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                            UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                                                          OPTIONS AT FISCAL YEAR-END     FISCAL YEAR-END (1)
                                                          --------------------------     -------------------
                                 SHARES
                                ACQUIRED        VALUE
          NAME                 ON EXERCISE    REALIZED    EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
          ----                 -----------    --------    -----------  -------------  -----------   -------------
James E. Cayne                     --            --           --           181,283         --         $520,569
Alan C. Greenberg                  --            --           --           110,715         --          317,975
Mark E. Lehman                     --            --           --            36,814         --          115,374
Michael Minikes                    --            --           --            36,988         --          107,115
Samuel L. Molinaro Jr.             --            --           --            27,449         --           40,042

----------

(1) This valuation represents the difference between $45.9375, the closing price of a share of Common Stock reported on the Consolidated Transaction Reporting System on November 30, 2000 and the exercise prices of these stock options.

                                PERFORMANCE GRAPH

     The following performance graph compares the performance of an investment in the Company's Common Stock over the last five fiscal years with the S&P 500 Index, the S&P Financial Diversified Index and its Peer Group. The entities included in the Company's current peer group (the "Peer Group") consist of Merrill Lynch & Co., Inc., Morgan Stanley, Dean Witter & Co., Goldman Sachs Group Inc. and Lehman Brothers Holdings, Inc. The performance graph assumes the value of the investment in the Company's Common Stock and each index was $100 on November 30, 1995, and that all dividends have been reinvested. There can be no assurance that the Company's future stock performance will correlate with past stock performance.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

        [The table below represents a line chart in the printed piece.]

The Bear Stearns   New Peer     Old Peer     S&P Financial
Companies Inc.     Group (1)    Group (2)    Diversified Index    S&P 500 Index


100                  100          100             100                100
152.54               138.51       136.67          137.35             126.18
258.85               234.11       234.1           192.07             159.24
278.42               294.18       293.99          270.94             198.72
312.64               431.12       419.6           341.25             236.12
362.66               416.92       499.12          393.49             219.17



----------

Assumes $100 invested on November 30, 1995 in the Company's Common Stock; S&P 500 Index; S&P Financial Diversified Index; the New Peer Group and the Old Peer Group and that all dividends have been reinvested.

                       1995       1996     1997       1998      1999       2000
                       ----       ----     ----       ----      ----       ----
The Bear Stearns
  Companies Inc.      $100.00   $152.54   $258.85    $278.42   $312.64   $362.66
New Peer Group (1)     100.00    138.51    234.11     294.18    431.12    416.92
Old Peer Group (2)     100.00    136.67    234.10     293.99    419.60    499.12
S&P Financial
  Diversified Index    100.00    137.35    192.07     270.94    341.25    393.49
S&P 500 Index          100.00    126.18    159.24     198.72    236.12    219.17

----------

(1) Peer Group calculation assumes conversion of Morgan Stanley Group Inc. shares into newly formed company, Morgan Stanley, Dean Witter & Co., in June 1997. In fiscal year 2000, Goldman Sachs Group Inc. was added to the peer group. Goldman Sachs Group Inc. is not included in results for 1995, 1996, 1997, 1998 and 1999. The peer group no longer includes Donaldson, Lufkin & Jenrette Inc. and Paine Webber Group Inc. due to their mergers with Credit Suisse Group and UBS AG, respectively, and the resulting unavailability of financial information on a comparative basis.

(2) Peer Group calculation assumes conversion of Morgan Stanley Group Inc. shares into newly formed company, Morgan Stanley, Dean Witter & Co., in June 1997. Donaldson, Lufkin & Jenrette Inc.'s performance is not included in results for 1995. Donaldson Lufkin & Jenrette Inc. and Paine Webber Group Inc are not included in results for 2000 due to their mergers with Credit Suisse Group and UBS AG, respectively, and the resulting unavailability of financial information on a comparative basis.

COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company receives an annual retainer of $35,000, plus $800 for each meeting of the Board of Directors attended, and reasonable expenses relating to attendance at such meetings. Directors who are members of the Audit Committee and directors who are members of the Compensation Committee receive additional compensation at the rate of $1,500 for each meeting of the Audit Committee or Compensation Committee attended, with the exception of telephone conference committee meetings (where a quorum consists of directors attending via telephone conference call) as to which the compensation paid for participation is $200.

     On March 15, 2000, the Board of Directors adopted the Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), subject to approval by the stockholders at the Annual Meeting. On this date, each of the seven directors of the Company who was not an officer or employee of the Company or any of its subsidiaries (the "Non-Employee Directors") was granted an option to purchase 3,000 shares of Common Stock, which will not become exercisable until the Directors' Plan is approved by stockholders at the Annual Meeting. If the Directors' Plan is approved by stockholders, the Non-Employee Directors will receive a further option to purchase shares of Common Stock immediately following the Annual Meeting, in an amount determined pursuant to the Directors' Plan. If stockholder approval of the Directors' Plan is not obtained, all options granted to Non-Employee Directors will become null and void.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CERTAIN TRANSACTIONS

     The Company, in the ordinary course of business, has extended credit to certain of its directors, officers and employees in connection with their purchase of securities. Such extensions of credit have been made on substantially the same terms (including as to interest rates and collateral requirements) as those prevailing at the time for comparable transactions with non-affiliated persons, except that for some credit products, the interest rates charged were equivalent to the lowest of the interest rates charged to other persons or were the same as those charged to Company employees and did not involve more than the normal risk of collectability or have unusual terms or conditions which are disadvantageous to the Company. To the extent officers and employees of the Company and members of their immediate families wish to purchase securities in brokerage transactions, they ordinarily are required to do so through Bear Stearns, which offers them a discount from its standard commission rates that could be substantial depending on various factors, including the size of the transaction. Bear Stearns periodically in the ordinary course of its business, enters into transactions, as principal, involving the purchase or sale of securities and commercial paper (including different forms of repurchase transactions) with directors, officers, employees of the Company and members of their immediate families. Such purchases and sales of securities or commercial paper on a principal basis are effected on substantially the same terms as similar transactions with unaffiliated third parties.

     The Company, from time to time, has made loans to its officers and other employees against commissions and other compensation which would otherwise be payable to them in the ordinary course of business. Interest is generally charged by the Company on such loans at the same rate of interest charged by BSSC on loans to purchase securities. The Company currently requires that any such loan in excess of $7,500 made to officers and other employees against commissions or other compensation be approved by the Management and Compensation Committee. During the fiscal year ended November 30, 2000, the maximum aggregate amount of month-end loans outstanding against commissions and other compensation was approximately $20,750,326.

     The Company has formed several limited partnerships, The BSC Employee Fund, L.P., The BSC Employee Fund II, The BSC Employee Fund III and The BSC Employee Fund IV, which provide investment opportunities for the Company's key employees.

     The BSC Employee Fund, L.P (the "Fund") provides an investment opportunity for the Company's Senior Managing Directors and Managing Directors that are accredited investors. The Fund has committed to invest $62,000,000 in a diversified group of closed-end acquisition and leveraged buyout funds that are managed by highly regarded private equity firms. As of November 30, 2000, 336 participants in the Fund have purchased a total of 1,201 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $50,000, of which $25,000 is funded by the participant and $25,000 is in the form of a nonrecourse, interest-bearing loan from the Company to the Fund participant. The loans bear interest at the London Interbank Offered Rate ("LIBOR") plus 1.0%. Capital calls since June 12, 1997 have totaled 88.92% of each participant's equity commitment. The total amount loaned to the participants in the Fund at November 30, 2000 was $15,639,542. At such date, loans in excess of $60,000 were outstanding to the following directors or executive officers in the aggregate dollar amount set forth after each of their respective names: James E. Cayne ($260,442), Alan D. Schwartz ($260,442), and Warren J. Spector ($1,041,768). The aggregate amount of the loans outstanding to all directors and executive officers as a group on such date was $1,640,785.

     The BSC Employee Fund II, L.P. ("Fund II"), provides an investment opportunity for certain key employees of the Company that are accredited investors. Fund II has committed to invest $60,850,000 in a diversified group of private equity funds, sponsored and managed by well-regarded private equity firms. As of November 30, 2000, 206 participants in Fund II have purchased a total of 602 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $100,000, of which $50,000 is funded by the participant and $50,000 is in the form of a nonrecourse, interest-bearing loan from the Company to the participant. The loans bear interest at LIBOR plus 1.0%. Capital calls since September 28, 2000 have totaled 15% of each participant's equity commitment. The total amount loaned to the participants in Fund II at November 30, 2000 was $4,515,000. At such date, there were no loans in excess of $60,000 outstanding to any directors or executive officers.

     The BSC Employee Fund III, L.P. ("Fund III"), provides an investment opportunity for certain key employees of the Company. Fund III has committed to invest $60,017,271 alongside Bear Stearns Merchant Banking Partners II, L.P. (the "Merchant Banking Fund"), which will invest by making private equity and equity-related investments in leveraged buyouts, recapitalizations and growth capital opportunities and may make investments in preferred stock and debt having equity components. Fund III is the first in a series of three employee funds (the "MB Employee Funds") that will invest as side-by-side funds, alongside the Merchant Banking Fund. As of November 30, 2000, 164 participants in Fund III have purchased a total of 281 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $80,000, of which $20,000 is funded by the participant and $60,000 is in the form of an advance from the Company to the participant. The advances bear interest at LIBOR plus 1.75%. Capital calls since October 20, 2000 have totaled 30% of each participant's equity commitment. The total amount loaned to the participants in Fund III at November 30, 2000 was $5,148,000. At such date, there were no loans in excess of $60,000 outstanding to any directors or executive officers.

     The BSC  Employee  Fund  IV,  L.P.  ("Fund  IV"),  provides  an  investment opportunity for Senior Managing Directors of the Company that are accredited investors. Fund IV has committed to invest $106,649,395 alongside the Merchant Banking Fund. The Merchant Banking Fund will invest in private equity and equity-related investments in leveraged buyouts, recapitalizations and growth capital opportunities and may make investments in preferred stock and debt having equity components. In addition, Fund IV has committed to invest $37,500,000 alongside Constellation Venture Partners II, L.P. (the "Constellation Fund"), which will invest in equity and equity related securities in early and mid-stage media, communications and technology based companies. Fund IV is the first in a series of three employee funds (the "Combined Employee Funds") that will co-invest alongside the Merchant Banking Fund and a Bear Stearns-sponsored venture capital fund (in the case of Fund IV, the Constellation Fund). As of November 30, 2000, 194 participants in Fund IV have purchased a total of 499 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $80,000 in the Merchant Banking Fund (of which $20,000 is funded by the participant and $60,000 is in the form of an advance from the Company to the participant) and $30,000 to the Constellation Fund (of which $15,000 is funded by the participant and $15,000 is in the form of an advance from the Company to the participant). The advances bear interest at LIBOR plus 1.75%. Capital calls since October 20, 2000 have totaled 30% of each participant's equity commitment. The total amount loaned to the participants in Fund IV at November 30, 2000 was $11,227,500. At such date, loans in excess of $60,000 were outstanding to the following directors or executive officers in the aggregate dollar amount set forth after each of their respective names: James E. Cayne ($112,500), Alan D. Schwartz ($112,500), Warren J. Spector ($112,500), Mark E. Lehman ($112,500), Samuel L.
Molinaro Jr. ($90,000) and Michael Minikes ($90,000). The aggregate amount of the loans outstanding to all directors and executive officers as a group on such date was $675,000.

     Other than as described in this Proxy Statement, no director or executive officer of the Company was indebted to the Company during the last fiscal year for any amount in excess of $60,000.

     Sterling BSC Inc. ("Sterling BSC") and Hines Interests Limited Partnership ("Hines"), as a joint venture (the "Joint Venture"), are acting as a consultant to the Company on certain real estate matters. The Company entered into an agreement with Bradick 383 Associates LLC (the "Developer"), of which Sterling BSC owns a 60% interest and Hines owns a 40% interest. Under the terms of this agreement, relating to the development of the Company's new world headquarters being developed at 383 Madison Avenue, the Company has agreed to pay a development fee of $12 million and has also agreed to reimburse the Developer for any direct administrative costs associated with the project. During fiscal 2000, the Company paid the Developer $4,437,797 related to this agreement. Fred Wilpon, a director of the Company, is Chairman, Chief Executive Officer and a 33.75% stockholder of Sterling BSC. Mr. Wilpon and members of his family own approximately 85% of the outstanding stock of Sterling BSC.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Company's Compensation Committee are Messrs. Glickman, Harrington, Nickell and Tese, none of whom is or has been an officer or an employee of the Company. There were no "Compensation Committee Interlocks" during fiscal year 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and any persons who own more than ten percent of the Company's Common Stock, to file reports of initial ownership of the Company's Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission and furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5's were required, the Company believes that during the 2000 fiscal year all Section 16(a) filing requirements were complied with.

               II. APPROVAL OF AMENDMENT TO THE COMPANY'S RESTATED
                          CERTIFICATE OF INCORPORATION

     The Board of Directors proposes that the stockholders approve the proposed amendment (the "Amendment") to the Company's Restated Certificate of Incorporation described below. The Amendment was approved by the Board of Directors of the Company on February 14, 2001 subject to approval by the stockholders at the Annual Meeting. The Amendment requires the approval of the Company's stockholders by the affirmative vote of a majority of the outstanding shares of Common Stock.

     Article IV of the Company's Restated Certificate of Incorporation currently provides that the Company has the authority to issue 210,000,000 shares, consisting of 10,000,000 shares of preferred stock, par value $1.00 per share, and 200,000,000 shares of Common Stock. The Board of Directors has determined that it would be appropriate and in the best interests of the Company to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 shares to 500,000,000 shares and to increase the total number of shares which the Company shall have authority to issue from 210,000,000 shares to 510,000,000 shares.

     The additional shares of Common Stock would become part of the existing class of Common Stock, and the additional shares, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no pre-emptive rights relating to the Common Stock. If the proposed amendment is approved by the stockholders, it will become effective upon filing of a Certificate of Amendment to the Company's Restated Certificate of Incorporation as required by the Delaware General Corporation Law.

     Although the Company has no present plans, agreements, or understandings regarding the issuance of the proposed additional shares, the Board of Directors believes that adoption of the amendment is advisable because it will provide the Company with greater flexibility in connection with possible future financing transactions, acquisitions of other companies or business properties, stock dividends or splits, employee benefit plans and other proper corporate purposes. Having such additional authorized shares available will give the Company the ability to issue shares without the expense and delay of a special meeting of stockholders. Such a delay might deprive the Company of the flexibility the Board views as important in facilitating the effective use of the Company's shares. Except as otherwise required by applicable law or stock exchange rules, authorized but unissued shares of Common Stock may be issued at such time, for such purposes, and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by stockholders.

     Since the issuance of additional shares of Common Stock, other than on a pro rata basis to all current stockholders, would dilute the ownership interest of a person seeking to obtain control of the Company, such issuance could be used as an anti-takeover device to discourage a change in control of the Company by making it more difficult or costly. The Company is not aware of anyone seeking to accumulate Common Stock or obtain control of the Company, and has no present intention to use the additional authorized shares to deter a change in control or otherwise as an anti-takeover device.

PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

     Set forth below is the text of revised Article IV of the Company's Restated Certificate of Incorporation containing the amendment being proposed at the Annual Meeting. The amendment is qualified in its entirety by reference to such text.

     The text of Article IV shall be amended to read as follows:

                                 "CAPITALIZATION

     The total number of shares which the Corporation shall have authority to issue is Five Hundred Ten Million (510,000,000) shares, consisting of Ten Million (10,000,000) shares of Preferred Stock, of the par value of One Dollar ($1.00 per share) (hereinafter called "Preferred Stock") and Five Hundred Million (500,000,000) shares of Common Stock, of the par value of One Dollar ($1.00) per share (hereinafter called "Common Stock")."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

         III. APPROVAL OF THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     The Board of Directors proposes that the stockholders approve the Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), a copy of which is attached to this Proxy Statement as Exhibit B. Stockholders are encouraged to review the Directors' Plan carefully. Any description in this Proxy Statement of the Directors' Plan is qualified in its entirety by reference to Exhibit B.

     On March 15, 2000, the Board of Directors adopted the Directors' Plan, subject to approval by the stockholders at the Annual Meeting. On this date, each of the seven directors of the Company who was not an officer or employee of the Company or any of its subsidiaries (the "Non-Employee Directors") was granted an option to purchase 3,000 shares of Common Stock, which will not become exercisable until the Directors' Plan is approved by stockholders at the Annual Meeting. If the Directors' Plan is approved by stockholders, the Non-Employee Directors will receive a further option to purchase shares of Common Stock immediately following the Annual Meeting, in an amount determined as described below. If stockholder approval of the Directors' Plan is not obtained, all options granted to Non-Employee Directors will become null and void.

PURPOSE

     The purpose of the Directors' Plan is to secure for the Company and its stockholders the continued services of Non-Employee Directors who are important to the decision-making process of the Company and its subsidiaries. The Company believes that awards under the Directors' Plan will provide Non-Employee Directors with a more direct stake in the future welfare of the Company and will encourage additional qualified persons to become directors, which will benefit the Company and its stockholders.

DESCRIPTION OF THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     The Directors' Plan is set forth as Exhibit B to this Proxy Statement and the summary of the material terms of the Directors' Plan contained herein is qualified in its entirety by reference to Exhibit B. All references to the "Directors' Plan" in the remaining text of this subsection shall mean the Non-Employee Directors' Stock Option Plan.

     The Directors' Plan shall be administered by the Board of Directors. Subject to the provisions of the Directors' Plan, the Board of Directors shall have the power to construe the Directors' Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations as it may deem desirable. Any decision of the Board of Directors in the administration of the Directors' Plan shall be final and conclusive.

     Each Non-Employee Director shall be eligible to receive grants of options in accordance with the provisions of the Directors' Plan. All options granted under the Directors' Plan shall be evidenced by an agreement in such form as the Board of Directors shall prescribe from time to time in accordance with the Directors' Plan. All options will be non-qualified options which are not entitled to special tax treatment under Section 422 of the Internal Revenue Code.

     An aggregate of 300,000 shares of Common Stock (subject to adjustment as provided below and provided in the Directors' Plan) will be subject to the Directors' Plan. Shares subject to options which terminate, expire or are cancelled without having been exercised will become available for future option grants.

     Each person who is or becomes a Non-Employee Director on the date of an annual meeting of the Company's stockholders and whose service will continue after such meeting shall be granted an option to purchase a number of shares of Common Stock. The number of shares covered by the option will be equal to the quotient of an amount determined by the Executive Committee divided by the average closing price of the Common Stock for the five trading days immediately preceding the date of such meeting, subject to adjustment upon changes in capitalization as provided in the Directors' Plan.

     The option price per share of options granted under the Directors' Plan shall equal the fair market value of a share of Common Stock on the date of grant. The "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price reported for composite transactions in exchange or quotation system listed securities on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a national securities exchange or quotation system, by such other method as the Board of Directors determines in good faith to be reasonable. At the close of trading on February 26, 2001, the closing price of the Common Stock as reported on the NYSE was $54.70.

     Except in the event of a Change of Control of the Company (as defined below), no option may be exercised prior to the expiration of six months from the date of grant. The term of each option may not exceed ten years from the date of grant. Payment of the option price upon exercise of an option may be made (i) by check payable to the Company, (ii) with the consent of the Board of Directors by delivery of Common Stock already owned by the optionee for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (iii) in accordance with a cashless exercise program as specified in the Directors' Plan or (iv) by any combination of the foregoing alternatives or by any other means that the Board of Directors deems appropriate. No optionee shall have any rights to dividends or other rights of a stockholder with respect to his or her shares subject to the option until the optionee has given written notice of exercise and paid in full for such shares.

     Awards  of  options  are not  transferable  except  by will or the  laws of descent and distribution. However, options may be transferred, for no consideration, to certain family members of the Non-Employee Director or to trusts for such family members. Except as described below, if a Non-Employee Director terminates service on the Board of Directors for any reason, any unexercised option that has not expired may be exercised at any time until the earlier of (i) the third anniversary of the date of termination and (ii) the date of expiration of such option with respect to the number of shares of Common Stock that were exercisable on the date the Non-Employee Director terminated his or her service with the Company. Any such option will terminate immediately if
(i) such former Non-Employee Director participates in a business which is directly in competition (as defined in the Directors' Plan) with the Company or any of its subsidiaries or affiliates or (ii) if such individual ceases to be a Non-Employee Director for Cause (as defined in the Directors' Plan).

     In the event of a Change in Control of the Company, the Board of Directors may, to assure fair and equitable treatment of the participants in the Directors' Plan (i) accelerate the exercisability of any outstanding options awarded pursuant to the Directors' Plan; (ii) offer to purchase any outstanding option granted pursuant to the Directors' Plan from the holder for its equivalent cash value, as determined by the Board of Directors, as of the date of the Change in Control; and (iii) make adjustments or modifications to outstanding options, as the Board deems appropriate to maintain and protect the rights and interests of participants in the Directors' Plan following such Change in Control. "Change in Control" means: (a) a majority of the Board of Directors ceases to consist of Continuing Directors (as hereinafter defined);
(b) any person becomes the beneficial owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors. "Continuing Directors" means those members of the Board of Directors on the effective date of the Directors' Plan or who are elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

     The Board of Directors may terminate, modify or amend the Directors' Plan at any time on or prior to the expiration date, subject to any approval by stockholders which is required under any law or regulation. No amendment may materially impair the rights of an optionee under an outstanding option without such optionee's consent.

     In the event of certain changes to the outstanding Common Stock such as stock splits, stock dividends, reclassifications or recapitalizations, the Board of Directors shall appropriately adjust the character and number of shares available under the Directors' Plan and the character, number and price of shares subject to outstanding options to reflect such changes.

     The Directors' Plan became effective on the date of its adoption by the Board of Directors, subject to approval by the stockholders at the Annual Meeting. The Directors' Plan will terminate upon the earlier of (i) the adoption of a resolution of the Board of directors to terminate the Directors' Plan or
(ii) the date all shares of Common Stock subject to the Directors' Plan are purchased according to the Directors' Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is based on the Internal Revenue Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Internal Revenue Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular Non-Employee Director that may affect the accuracy or applicability of this discussion.

     Options granted or to be granted under the Directors' Plan will be "non-qualified" stock options and are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. An optionee will realize no income at the time he or she is granted a non-qualified stock option. Ordinary income generally will be realized when a non-qualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the option price. The Company is generally entitled to a corresponding ordinary income tax deduction, at that time, equal to the amount of such ordinary income.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.

                IV. APPROVAL OF AMENDMENT TO THE STOCK AWARD PLAN

GENERAL

     The Stock Award Plan was adopted by the Board of Directors on September 28, 1999 and was approved by the Company's stockholders at the 1999 Annual Meeting. The purpose of the Stock Award Plan is to provide the Company with greater flexibility in the composition of incentive awards and to secure for the Company and its stockholders the continued services of key employees who are important to the success and growth of the business of the Company and its subsidiaries. The Company believes that awards under the Stock Award Plan may serve to broaden the equity participation of such key employees and further link the long-term interests of management and stockholders. The Company will consider awards pursuant to the Stock Award Plan in light of its overall compensation philosophy and competitive conditions in the marketplace. The Company intends to grant future stock options pursuant to the Stock Award Plan in concert with employee participation in the Capital Accumulation Plan.

     The Company relies on the Capital Accumulation Plan to provide long-term incentive compensation to the Company's key executives. The Company adopted the Stock Award Plan in the belief that the flexibility to selectively use options as part of an overall compensation package for key employees may enhance the Company's ability to attract and retain such individuals in an intensely competitive business environment. A number of the Company's competitors utilize equity awards as a significant component of their incentive compensation programs. The use of equity-based compensation as a larger percentage of total compensation should more closely align executive incentives with the long-term goals of the Company's stockholders, yet in a tax-efficient manner.

PROPOSED AMENDMENT TO STOCK AWARD PLAN

     Currently, an aggregate of 16,000,000 shares of Common Stock are subject to the Stock Award Plan. Shares subject to options which terminate or expire unexercised will become available for future option grants. During fiscal 2000, the Company granted approximately 12,000,000 options. On January 4, 2001, the Board of Directors approved an amendment to the Company's Restated Certificate of Incorporation, subject to stockholder approval at the Annual Meeting, to increase the number of authorized shares of Common Stock. In light of this proposed amendment, on February 14, 2001, the Board of Directors approved an increase in the number of shares of Common Stock available for the grant of options under the Stock Award Plan to 24,000,000 shares (subject to adjustment as described below and provided in the Plan). The proposed increase in the aggregate number of shares available for the grant of options is intended to enhance the Company's flexibility in structuring incentive awards by facilitating future stock option grants.

     Set forth below is the text of revised section 3.1 of the Stock Award Plan containing the amendment being proposed at the Annual Meeting. The amendment is qualified in its entirely by reference to such text.

     The text of section 3.1 shall be amended to read as follows:

     "3.1 NUMBER OF SHARES. Subject to the provisions of Paragraph 17 (relating to adjustments upon changes in capitalization), the number of shares of Common Stock subject at any one time to options granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted under the Plan, shall not exceed 24,000,000 shares. If and to the extent that options granted under the Plan terminate, expire or are cancelled without having been exercised, new options may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or cancelled options; provided, that the granting and terms of such new options shall in all respects comply with the provisions of the Plan."

DESCRIPTION OF THE STOCK AWARD PLAN

     All references to the "Plan" in the remaining text of this subsection shall mean the Stock Award Plan. The summary of the material terms of the Stock Award Plan is qualified in its entirety by reference to the full text of the Stock Award Plan, a copy of which is attached to this Proxy Statement as Exhibit C.

     The determination of employee recipients of options and awards, their terms and conditions within the parameters of the Plan and the number of shares covered by each option or award is determined and administered by the Compensation Committee.

     Key employees of the Company or any of its subsidiaries, including executive officers and directors, to the extent that they are key employees of the Company or any of its subsidiaries, are eligible to participate in the Plan based upon its terms and conditions. Awards may be granted by the Compensation Committee and may include: (i) options to purchase shares of Common Stock in the form of incentive stock options, as defined in Section 422 of the Internal Revenue Code ("ISOs"), or non-qualified stock options and (ii) stock appreciation rights granted in tandem with such options ("SARs"). At the time of original grant of options, the Compensation Committee may also authorize the grant of reload options, which shall be non-qualified stock options for such number of shares of Common Stock as were used by the participant to pay the purchase price upon the exercise of previously granted options, but are still subject to the other terms set forth in the Plan. For each calendar year, during any part of which the Plan is in effect, no participant may be granted awards relating in the aggregate to more than 1,000,000 shares of Common Stock, as adjusted to reflect certain changes to the outstanding Common Stock pursuant to the Plan. Awards of options and SARs are not transferable except by will or the laws of descent and distribution. However, non-qualified stock options may be transferred, for no consideration, to certain family members of the plan participant or to trusts for such family members.

     The option price per share of options granted under the Plan shall be determined by the Compensation Committee. However, the per share option price of any ISO shall not be less than the fair market value (as hereinafter defined) of a share of Common Stock at the time the ISO is granted, and the per share option price of any non-qualified stock option shall not be less than the fair market value of a share of Common Stock at the time the non-qualified stock option is granted. The "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date or (iii) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Compensation Committee determines in good faith to be reasonable. At the close of trading on February 26, 2001, the closing sales price of the Common Stock as reported on the NYSE was $54.70 per share. Each option shall be exercisable at such times, or upon the occurrence of such events, and in such amount, as may be determined by the Compensation Committee and stated in the option award agreement. The term of each option may not exceed ten years from the date of grant. Payment of the option price upon exercise of an option may be made (i) by check payable to the Company, (ii) with the consent of the Compensation Committee by delivery of Common Stock already owned by the optionee for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (iii) in accordance with a cashless exercise program as specified in the Plan or (iv) by any combination of the foregoing alternatives or by any other means that the Compensation Committee deems appropriate. No optionee shall have any rights to dividends or other rights of a stockholder with respect to his or her shares subject to the option until the optionee has given written notice of exercise and paid in full for such shares.

     The Compensation Committee may, in its sole discretion, with respect to each option granted under the Plan, grant tandem stock appreciation rights, that is, the right to relinquish such option in whole or in part and to receive a cash payment equal to the excess of the fair market value of the stock covered by the relinquished option (or part thereof) over the applicable option price.

     In the event of a Change in Control of the Company, the Compensation Committee may, to assure fair and equitable treatment of the participants in the Plan, (i) accelerate the exercisability of any outstanding options, (ii) offer to purchase any outstanding option granted pursuant to the Plan from the holder for its equivalent cash value and (iii) make adjustments or modifications to outstanding options as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants in the Plan following such Change in Control. In no event, however, may any option be exercised prior to the expiration of six months from the date of grant (unless otherwise provided in the option agreement pursuant to which such option was granted) or after ten years from the date of grant. "Change in Control" means: (a) a majority of the Board of Directors ceases to consist of Continuing Directors (as hereinafter defined); (b) any person becomes the beneficial owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors. "Continuing Directors" means those members of the Board of Directors on the effective date of the Plan or who are elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

     The Company's Board of Directors may terminate, modify or amend the Plan, but no amendment may be made which would, without the approval of the stockholders (i) change the class of employees eligible to receive options payable in Common Stock, (ii) increase the total number of shares reserved for issuance under the Plan or (iii) materially increase the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee may amend the terms of any award or option already granted, provided that any such retroactive amendment is consistent with the provisions of the Plan and does not disqualify an ISO under the provisions of Section 422 of the Internal Revenue Code.

     In the event of certain changes to the outstanding Common Stock such as stock splits, stock dividends, reclassifications or recapitalizations, the Board of Directors shall appropriately adjust the character and number of shares available under the Plan and the Compensation Committee shall appropriately adjust the character, number and price of shares subject to outstanding options to reflect such changes.

     The Plan became effective on the date of its adoption by the Board of Directors. The Plan will terminate upon the earlier of (i) the adoption of a resolution of the Company's Board of Directors to terminate the Plan or (ii) ten years from the effective date of the Plan.

     Because the Plan is discretionary, benefits to be received by individual optionees are not determinable. The following table shows the number of shares of Common Stock issuable upon exercise of stock options granted to the named individuals and groups under the Plan during the fiscal year ended November 30, 2000.

                                                                    NUMBER OF
               GROUP OR INDIVIDUAL                                   OPTIONS
               -------------------                                  ----------
James E. Cayne
Chief Executive Officer and President ..............................    108,856

Alan C. Greenberg
Chairman of the Board ..............................................     66,475

Mark E. Lehman
Executive Vice President and General Counsel .......................     20,762

Michael Minikes
Treasurer ..........................................................     22,085

Samuel L. Molinaro Jr ..............................................
Chief Financial Officer and Senior Vice President--Finance .........     21,878

All current executive officers as a group
(6 persons) ........................................................    244,575

All current directors who are not executive officers as a group ....    215,935

All employees (who are not executive officers) as a group ..........  8,252,810

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is based on the Internal Revenue Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Internal Revenue Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular Plan participant that may affect the accuracy or applicability of this discussion.

     INCENTIVE STOCK OPTIONS ("ISOs")

          (a) Neither the grant nor the exercise of an ISO will be treated as the receipt of taxable income by the employee or a deductible item by the Company. The amount by which the fair market value of the shares issued upon exercise exceeds the option strike price will constitute an item of adjustment that must be taken into account in determining the employee's alternative minimum tax.

          (b) If the employee holds shares acquired by him or her upon the exercise of an ISO until the later of two years from the date of grant of the option and one year from such exercise and has been an employee of the Company at all times from the date of grant of the ISO to the day three months before such exercise, then any gain realized by the employee on a later sale or exchange of such shares will be a capital gain and any loss sustained will be a capital loss. The Company will not be entitled to a tax deduction with respect to any such sale or exchange of ISO shares.

          (c) If the employee disposes of any shares acquired upon the exercise of an ISO during the two-year period from the date of grant of the option or the one-year period beginning on the day after such exercise (i.e., a "dis-
               qualifying disposition"), the employee will generally be obligated to report as ordinary income for the year in which the disposition occurred the amount by which the fair market value of such shares on the date of exercise of the option (or, as noted in clause (d) below, in the case of certain sales or exchanges of such shares for less than such fair market value, the amount realized upon such sale or exchange) exceeds the option strike price, and the Company will be entitled to an income tax deduction equal to the amount of such ordinary income reported by the employee on his or her federal income tax return.

          (d) If an ISO holder who has acquired stock upon the exercise of an ISO makes a disqualifying disposition of any such stock, and the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by the ISO holder, then the amount includable in the ISO holder's gross income, and the amount deductible by the Company, will not exceed the excess (if any) of the amount realized on the sale or exchange over the tax basis of the stock.

     NON-QUALIFIED STOCK OPTIONS ("NQSOs")

     In the case of an NQSO, the grant of the option will not result in taxable income to the option holder or an income tax deduction to the Company. The NQSO holder generally recognizes ordinary income at the time the NQSO is exercised in the amount by which the fair market value of the shares acquired exceeds the option strike price. The Company is generally entitled to a corresponding ordinary income tax deduction, at that time, equal to the amount of such ordinary income.

     STOCK APPRECIATION RIGHTS ("SARs")

     The granting of SARs does not produce taxable income to participating employees or an income tax deduction for the Company. The exercise of a SAR for cash is immediately taxable as ordinary income to the grantee and deductible by the Company.

     LIMITATIONS ON COMPANY DEDUCTIONS; PARACHUTE PAYMENTS

     Under Section 162(m) of the Internal Revenue Code, certain compensation payments in excess of $1,000,000 are subject to a limitation on deductibility by the Company. This limitation on deductibility applies with respect to that portion of compensation in excess of $1,000,000 paid to individual executive officers named in the Summary Compensation Table per taxable year. However, certain "performance-based compensation" the material terms of which are disclosed to and approved by stockholders is not subject to this limitation on deductibility. The Company has structured the Plan with the intention that compensation resulting therefrom would be such performance-based compensation and would be deductible.

     Under certain circumstances, accelerated vesting or exercise of options or SARs in connection with a Change in Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Sections 280G and 499 of the Internal Revenue Code. To the extent it is so considered, the optionee or grantee may be subject to an excise tax equal to 20% of the amount of the excess parachute payment and the Company may be denied a tax deduction.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE STOCK AWARD PLAN.

                              INDEPENDENT AUDITORS

     The Board of Directors has appointed Deloitte & Touche LLP as the Company's independent auditors to conduct the audit of the Company's books and records for the fiscal year ended November 30, 2001. Deloitte & Touche LLP also served as the Company's independent auditors for the previous fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to respond to questions and to make a statement should they so desire.

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended November 30, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $3.6 million.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended November 30, 2000.

ALL OTHER FEES

     The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended November 30, 2000 were $6.9 million.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                  OTHER MATTERS

     At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting in connection therewith, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares which they represent.

         SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     In accordance with rules promulgated by the Securities and Exchange Commission, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2002 Annual Meeting must do so no later than November 2, 2001.

     In addition, in accordance with Article VI, Section 2 of the Certificate of Incorporation, in order to be properly brought before the 2002 Annual Meeting, a matter must have been (i) specified in a written notice of such meeting (or any supplement thereto) given to the stockholders by or at the direction of the Board of Directors (which would be accomplished if a stockholder proposal were received by the Secretary of the Company as set forth in the preceding paragraph), (ii) brought before such meeting at the direction of the Board of Directors or the Chairman of the meeting, or (iii) specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting or a duly authorized proxy for such stockholder, which conforms to the requirements of Article VI, Section 2 of the Certificate of Incorporation and is delivered personally to, or mailed to and received by, the Secretary of the Company at the address below not less than 10 days prior to the first anniversary of the date of the notice accompanying this Proxy Statement; provided, however, that such notice need not be given more than 75 days prior to the 2002 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to the foregoing clause (iii) in connection with the 2002 Annual Meeting must be received no later than February 20, 2002.

                                     REPORTS

     The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2000, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to the Corporate Communications Department of the Company at the address below.

                                           By order of the Board of Directors
                                           Kenneth L. Edlow,
                                           Secretary
The Bear Stearns Companies Inc.
245 Park Avenue
New York, New York 10167
March 2, 2001

                                    EXHIBIT A

                         THE BEAR STEARNS COMPANIES INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

     The members of the Audit Committee shall be appointed by the Board. The Audit Committee shall be governed by a charter and shall be comprised of at least three directors who shall meet the independence and experience requirements of the New York Stock Exchange. The Audit Committee shall assist the Board in monitoring (1) the integrity of the financial statements of the
Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The Audit Committee shall meet at least four times annually and shall make regular reports to the Board. It shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     In fulfilling its responsibilities the Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually, recommend any proposed changes to the Board for approval and ensure inclusion of the Charter in the Company's annual proxy statement at least once every three years.

     2. Review the annual audited financial statements with management, including major issues, if any, regarding accounting principles.

     3.   Review with management and the independent auditor:

          a.   significant  financial  reporting  issues and judgements  made in
               connection   with   preparation   of  the   Company's   financial
               statements.

          b. the adequacy of internal controls that could significantly affect the Company's financial statements.

     4. Ensure review by the independent auditor of the Company's interim financial information prior to the filing of its quarterly report on Securities and Exchange Commission Form 10-Q.

     5. Meet, as necessary, with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review major changes to the Company's accounting principles and practices as brought to it's attention by the independent auditor, internal auditors, management or as required by professional or regulatory pronouncements and actions.

     7.   Recommend  to  the  Board  the  selection  and   appointment   of  the
          independent auditor, which firm shall be ultimately accountable to the Audit Committee and the Board.

     8. Receive periodic reports from the independent auditor regarding the auditor's independence. Discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action regarding the auditor.

     9. Evaluate after gathering information from management, internal audit and other Board members, the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     10. Review the fees to be paid to the independent auditor as negotiated by management.

     11. Review the appointment and retention of the senior internal auditing executive.

     12. Review, as necessary, with the senior internal auditing executive the Internal Audit Department's responsibility, budget and staffing.

     13. Review significant reports to management prepared by the internal auditing department and management's responses thereto, if any.

     14. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     15. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. Such review should include:

          (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          (b)  Any changes required in the planned scope of the audit.

          (c) Any matters communicated by the auditor to management which the auditor views are material weaknesses and reportable conditions of material inadequacies as those terms are defined by the accounting profession or regulators.

     16. Prepare the report required by the rules of the Securities and Exchange Commission (Item 306 of Regulation S-K) to be included in the Company's annual proxy statement

     17. Discuss with management, the conformity of the Company's subsidiaries and controlled affiliated entities with applicable significant legal requirements and the Company's Code of Conduct and advise the Board of such compliance.

     18. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     19. Meet, as deemed necessary, with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are presented fairly in accordance with generally accepted accounting principles. This is the responsibility of management as to the Company's financial statements and the independent auditor as to the plan, extent and execution of the audit. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor as to the plan and extent of the audits or to assure compliance with laws and regulations and the Company's Code of Conduct.

     Approved by the Audit Committee on March 14, 2000

     Approved by the Board of Directors of The Bear Stearns Companies Inc. on March 15, 2000

                                    EXHIBIT B

                         THE BEAR STEARNS COMPANIES INC.
                             NON-EMPLOYEE DIRECTORS'
                                STOCK OPTION PLAN

      1. PURPOSE. The purpose of The Bear Stearns Companies Inc. Non-Employee Directors' Stock Option Plan (the "Plan") is to secure for The Bear Stearns Companies Inc. and its successors and assigns (the "Company") and its stockholders the benefits of the incentive inherent in holding an equity interest in the Company's Common Stock, par value $1.00 per share (the "Common Stock"), by the members of the Board of Directors (the "Board") of the Company who are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"). It is expected that such ownership will provide such Non-Employee Directors with a more direct stake in the future welfare of the Company and encourage them to remain directors of the Company. It is also expected that the Plan will encourage qualified persons to become directors of the Company.

      Pursuant to the Plan, such Non-Employee Directors will be offered the opportunity to acquire Common Stock through the grant of options.

      2. ADMINISTRATION. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying grants of stock options made under the Plan. Subject to the provisions of the Plan, the Board shall have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Corporation to execute and deliver documents on behalf of the Board and to perform administrative functions under the Plan. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

      3.    SHARES SUBJECT TO GRANTS.

            3.1 NUMBER OF SHARES. Subject to the provisions of Paragraph 13, the number of shares of Common Stock subject at any one time to options granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted under the Plan, shall not exceed 300,000 shares. If and to the extent that options granted under the Plan terminate, expire or are cancelled without having been exercised, new options may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or cancelled options; provided, that the granting and terms of such new options shall in all respects comply with the provisions of the Plan.

            3.2 CHARACTER OF SHARES. Shares of Common Stock delivered under the Plan may be authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both.

            3.3 RESERVATION OF SHARES. There shall be reserved at all times for sale or award under the Plan a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both) equal to the maximum number of shares set forth in Paragraph 3.1 (less any shares that have been issued pursuant to options granted hereunder).

      4. ELIGIBILITY. Each Non-Employee Director shall be eligible to receive grants of options in accordance with the further provisions of the Plan. All options granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan, which agreement shall include the provisions contained in Paragraphs 6, 7.2, 7.3, 7.4, 8, 9 and 12, as well as such other provisions (not inconsistent with the terms of the Plan) as the Board shall deem appropriate.

      5.    GRANT OF OPTIONS.

     Options shall be granted in the following amounts and on the following dates:

            5.1 OPTION GRANTS TO NON-EMPLOYEE DIRECTORS AT EFFECTIVE DATE OF PLAN. An option to purchase 3,000 shares of Common Stock, subject to adjustment as provided in Paragraph 13, shall be granted automatically to each Non-Employee Director who is then a member of the Board on the day following the adoption of the Plan by the Board. These options will not become exercisable until the Plan is approved by the Company's stockholders at the next Annual Meeting.

If the stockholders do not approve the Plan at the next annual meeting, any option granted hereunder will become null and void.

            5.2 ANNUAL OPTION GRANTS. Each person who is or becomes a Non-Employee Director on the date of an annual meeting of the Company's stockholders and whose service will continue after such meeting shall be granted an option to purchase a number of shares of Common Stock. The number of shares covered by the option will be equal to the quotient of an amount determined by the Company's Executive Committee divided by the average closing price of the Common Stock for the five trading days immediately preceding the date of such meeting, subject to adjustment as provided in Paragraph 13, effective as of the date of such meeting.

      6.    OPTION PRICE.

      Subject to Paragraph 13, the option price of each share of Common Stock purchasable under any option granted under the Plan shall equal the fair market value of such share of Common Stock on the date of grant of the option.

      For purposes of this Plan, the "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price reported for composite transactions in exchange or quotation system listed securities on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a national securities exchange or quotation system, by such other method as the Board determines in good faith to be reasonable.

      7.    EXERCISABILITY AND DURATION OF OPTIONS.

            7.1   All options granted under the Plan shall:

                  (a) be nonqualified options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"),

                  (b) terminate and expire ten (10) years after the date granted, subject to earlier termination as provided in Paragraphs 7.2, 7.3 and 7.4,

                  (c) not be exercised for a period of six (6) months from the date of grant subject to Paragraphs 5.1 and 12, and

                  (d)   be exercisable in the manner provided in Paragraph 8.

            7.2 TERMINATION OF SERVICE. Subject to Paragraphs 7.3 and 7.4, if a person shall cease to be a Non-Employee Director for any reason while holding an unexercised option that has not expired, such person, or in the case of his or her death or adjudication of incompetency, his or her executors, administrators, distributees, guardian or legal representative, as the case may be, may, at any time until the earlier to occur of the (y) third anniversary of the date of cessation and (z) the tenth anniversary of the date of grant, exercise the option with respect to any shares of Common Stock as to which it is exercisable on the date the person ceased to be a Non-Employee Director. To the extent that options granted hereunder were not exercisable on the date the person ceased to be a Non-Employee Director, such options shall terminate.

            7.3 PARTICIPATION IN A COMPETING BUSINESS. If a person shall cease to be a Non-Employee Director for any reason while holding an option that has not expired and has not been fully exercised, such option will terminate immediately if and at such time as such person, acting alone or with others, directly or indirectly, shall engage, either as employee, employer, independent contractor, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless such person's interest is insubstantial, in any business in an area or region in which the Company or any subsidiary or affiliate conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or any subsidiary or affiliate. The Board shall, in its discretion, determine which lines of business the Company or any subsidiary or affiliate conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company or any subsidiary or affiliate. For purposes of this Paragraph 7.3, a person's interest as a stockholder is insubstantial if it represents beneficial ownership of less than three percent of the outstanding class of stock, and a person's interest as an owner, investor or partner is insubstantial if it represents ownership, as determined by the Board in its discretion, of less than three percent of the outstanding equity of the entity.

            7.4 TERMINATION OF SERVICE WITH CAUSE. In the event such person shall cease to be a Non-Employee Director for Cause while holding an option that has not expired and has not been fully exercised, such option shall terminate immediately. Cause means (A) the Non-Employee Director is charged with a felony or commission of any act, which would rise to the level of a felony, (B) the Non-Employee Director is charged with the commission of a lesser crime or offense that adversely impacts on the business or reputation of the Company, (C) the Non-Employee Director is charged with the commission of a dishonest or wrongful act involving fraud, misrepresentation or moral turpitude causing damage or potential damage to the Company or (D) the Non-Employee Director commits a breach of fiduciary duty.

      8.    EXERCISE OF OPTIONS.

      Options granted under the Plan shall be exercised by the Non-Employee Director (or by his or her executors, administrators, distributees, guardian or legal representative as provided in Paragraph 7.2) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased, accompanied by payment of the full exercise price for the shares being purchased. Payment of such exercise price shall be made (a) by check payable to the Company, (b) with the consent of the Board, by delivery of shares of Common Stock already owned by the Non-Employee Director for at least six months (which may include shares received at least six months earlier as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate exercise price, (c) in accordance with a "cashless exercise" program established by the Board in its sole discretion under which if so instructed by the Non-Employee Director, shares may be issued directly to the Non-Employee Director's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, (d) by any combination of (a),
(b), or (c) above, or (e) by other means that the Board deems appropriate. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Board may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Board may from time to time prescribe. The date of exercise shall be the date of the Company's receipt of such notice and payment. The Company shall effect the transfer of the shares so purchased to the Non-Employee Director (or such other person exercising the option pursuant to Paragraph 7.2) as soon as practicable. No Non-Employee Director or other person exercising an option shall have any of the rights of a stockholder of the Company with respect to shares subject to an option granted under the Plan until due exercise and full payment has been made as provided above. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment except as provided under Paragraph 13. In no event may any option granted hereunder be exercised for a fraction of a share.

      9. NON-TRANSFERABILITY OF OPTIONS. Except as provided herein, no option granted under the Plan or any right evidenced thereby shall be transferable by the Participant other than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of a Participant, only by such Participant. Notwithstanding the preceding sentence, the Non-Employee Directors with the approval of the Committee, may transfer his or her options for no consideration to or for the benefit of the Participant's spouse, parents, children (including stepchildren or adoptive children), grandchildren, or siblings, or to a trust for the benefit of any of such persons.

      10. DEFERRAL OF OPTIONS. Subject to rules prescribed by the Board, a Non-Employee Director may elect to defer receipt of shares of Common Stock which would otherwise be received upon exercise of an option. Such an election must be made at least six month prior to the exercise of the option and must be irrevocable.

      11. RESTRICTIONS ON DELIVERY AND SALE OF SHARES. Each option granted under the Plan is subject to the condition that if at any time the Board, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option upon any securities exchange or under any state or federal law or compliance with another legal obligation is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to exercise of the option may be withheld unless and until such listing, registration, qualification or compliance, shall have been effected. The Board may require, as a condition of exercise of any option that the Non-Employee Director represent, in writing, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such requirement under the Securities Act of 1933. The Board may require that the sale or other disposition of any shares acquired upon exercise of an option hereunder shall be subject to a right of first refusal in favor of the Company, which right shall permit the Company to repurchase such shares from the Non-Employee Director or his or her representative prior to their sale or other disposition at their then current fair market value in accordance with such terms and conditions as shall be specified in the agreement evidencing the grant of the option. The Company may endorse on cer-tificates representing shares issued upon the exercise of an option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

      12.   CHANGE IN CONTROL.

            (a) In the event of a Change in Control of the Company, as defined below, the Board may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Non-Employee Directors:

                  (i) accelerate the exercisability of any outstanding options awarded pursuant to this Plan;

                  (ii) offer to purchase any outstanding options made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Board, as of the date of the Change in Control; or

                  (iii) make adjustments or modifications to outstanding options as the Board deems appropriate to maintain and protect the rights and interests of the Non-Employee Directors following such Change in Control.

      Any such action approved by the Board shall be conclusive and binding on the Company, its subsidiaries and all Non-Employee Directors.

            (b) To the extent not otherwise defined in this Plan, the following terms used in this Paragraph 12 shall have the following meanings:

      "Associate" of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and
(c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

      "Beneficial Owner" has the meaning ascribed thereto in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Associates of such Person.

      "Change in Control" means (a) a majority of the Board of Directors ceases to consist of Continuing Directors; (b) any Person becomes the Beneficial Owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

      "Continuing Director" means any member of the Board of Directors who is a member on the effective date of the Plan as set forth in Paragraph 16 or who is first elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

      "Person"  means  an  individual,   a   corporation,   a  partnership,   an
association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof.

      13.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

      In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or other property), Common Stock dividend, forward or reverse split, recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of an optionee's rights under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares reserved and available for delivery pursuant to the exercise of options under Paragraph 3.1, (ii) the number of shares subject to options automatically granted under Paragraph 5.1 and the kind of shares granted under Paragraph 5, (iii) the number and kind of shares deliverable upon exercise of outstanding options, and the exercise price per share thereof (provided that no fractional shares will be delivered upon exercise of any option), and (iv) the fair market value of shares determined under Paragraph 6.

      14.   EXPIRATION AND TERMINATION OF THE PLAN.

            14.1 GENERAL. The Plan shall expire at such time as no shares remain available for option grants and no options remain outstanding (the "Expiration Date"). Outstanding options shall remain in effect until they have been exercised, terminated or have expired. The Plan may be terminated, modified or amended by the Board of Directors at any time on or prior to the Expiration Date; provided, however, that the approval of the Company's stockholders will be required for any amendment to the extent required under any law or regulation; and provided further, that any amendments that materially impair the rights of an optionee under an outstanding option shall be effective as to such option only if consented to by such optionee.

            14.2 MODIFICATIONS. No modification, extension, renewal or other change in any option granted under the Plan shall be made after grant, unless the same is consistent with the provisions of the Plan. In addition, the option price of an option may not be changed after grant, other than in the case of an adjustment described in Paragraph 13.

      15.   MISCELLANEOUS   PROVISIONS   OF  THE   PLAN.   The   following   are
            miscellaneous provisions of the Plan:

            15.1 Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

            15.2  The expenses of the Plan shall be borne by the Company.

            15.3 If an option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee or by the guardian or legal representative of an optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the optionee or of the deceased optionee's estate or the proper legatees or distributees of such estate.

      16. EFFECTIVE DATE OF PLAN. The Plan shall become effective on March 15, 2000, the date of its adoption by the Board of Directors, subject, however, to the approval of the Plan by the Company's stockholders.

      17. GOVERNING LAW. The Plan shall be governed by the laws of the State of New York, without reference to the principles of conflicts of law.

                                   EXHIBIT C

                         THE BEAR STEARNS COMPANIES INC.
                                STOCK AWARD PLAN

                  (AMENDED AND RESTATED AS OF JANUARY 11, 2000)

      1. PURPOSE. The purpose of The Bear Stearns Companies Inc. Stock Award Plan (the "Plan") is to secure for The Bear Stearns Companies Inc. and its successors and assigns (the "Company") and its stockholders the benefits of the additional incentive, inherent in the ownership of the Company's common stock, par value $1.00 per share (the "Common Stock"), by selected key employees of the Company and its subsidiaries who are important to the success and growth of the business of the Company and its subsidiaries and to help the Company and its subsidiaries secure and retain the services of such persons. Compensation awarded under the Plan is intended to qualify for tax deductibility pursuant to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute or statutes (the "Code"), to the extent deemed appropriate by the Committee (as defined in Paragraph 2.1).

      Pursuant to the Plan, such employees will be offered the opportunity to acquire Common Stock through the grant of options and stock appreciation rights in tandem with such options. Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of
Section 422 of the Code, or "nonqualified stock options." For purposes of the Plan, the terms "parent" and "subsidiary" shall mean "parent corporation" and "subsidiary corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Code.

      2.    COMMITTEE.

        2.1 ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Any vacancy on the Committee, whether due to action of the Board of Directors or due to any other cause, may be filled, and shall be filled if required to maintain a Committee of at least two disinterested persons, by resolution adopted by the Board of Directors. For purposes of the Plan, a person shall be deemed to be a "disinterested person" if, at the time of reference, such person is not, and has not been at any time during the preceding one-year period, eligible to participate in the Plan or any other plan of the Company or any of its affiliates entitling participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. Notwithstanding any of the foregoing, the Board of Directors may designate one or more persons, who at the time of such designation are not disinterested persons, to serve on the Committee effective upon the date such person or persons qualify as disinterested persons.

        2.2 PROCEDURES. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the administration of the Plan. A majority of the whole Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee.

        2.3 INTERPRETATION. The Committee shall have full power and authority to interpret the provisions of the Plan and any agreement evidencing options granted under the Plan, and to determine any and all questions arising under the Plan, and its decisions shall be final and binding on all participants in the Plan.

      3.    SHARES SUBJECT TO GRANTS.

        3.1 NUMBER OF SHARES. Subject to the provisions of Paragraph 17 (relating to adjustments upon changes in capitalization), the number of shares of Common Stock subject at any one time to options granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted under the Plan, shall not exceed 16,000,000 shares. If and to the extent that options granted under the Plan terminate, expire or are cancelled without having been exercised, new options may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or cancelled options; provided, that the granting and terms of such new options shall in all respects comply with the provisions of the Plan.

        3.2 CHARACTER OF SHARES. Shares of Common Stock delivered under the Plan may be authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both.

        3.3 RESERVATION OF SHARES. There shall be reserved at all times for sale or award under the Plan a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both) equal to the maximum number of shares set forth in Paragraph 3.1.

      4. EMPLOYEES ELIGIBLE. Options may be granted under the Plan to any key employee of the Company or any of its subsidiaries, or to any prospective key employee of the Company or any of its subsidiaries, conditioned upon, and effective not earlier than, such person's becoming an employee. Directors and executive officers shall be eligible to receive grants under the Plan only if they are also key employees of the Company or any of its subsidiaries. Notwithstanding the foregoing:

            (a) No member of the Committee, while serving as such, shall be eligible to receive any grants under the Plan and no person designated by the Board of Directors pursuant to Paragraph 2.1 to serve on the Committee effective at the time he or she qualifies as a disinterested person shall be eligible to receive any grants under the Plan during the period from the date such designation is made to the date such designation becomes effective.

            (b) No incentive stock options may be granted under the Plan to any person who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), at the time the incentive stock option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the employee's employer corporation or of its parent, if any, or any of its subsidiaries, unless the option price is at least 110% of the fair market value of the shares subject to the option, determined on the date of the grant, and the option by its terms is not exercisable after the expiration of five years from the date such option is granted.

            (c) In each calendar year during any part of which the Plan is in effect, no Participant (as defined below) may be granted options relating in the aggregate to more than 1,000,000 shares of Common Stock, subject to adjustment as provided in Paragraph 17.

      An individual receiving any option under the Plan is hereinafter referred to as a "Participant." Any reference herein to the employment of a Participant by the Company shall include (i) his or her employment by the Company or any of its subsidiaries, and (ii) with respect to a Participant who was not an employee of the Company or any of its subsidiaries at the time of grant of his or her option, his or her period of service in the capacity for which the option was granted. For all purposes of this Plan, the time at which an option is granted, in the case of the grant of an option to a key employee shall be deemed to be the effective date of such grant.

      5.    GRANT OF OPTIONS.

      The Committee shall determine, within the limitations of the Plan, the persons to whom options are to be granted, the number of shares that may be purchased under each option, the option price, and shall designate options at the time of grant as either "incentive stock options" or "nonqualified stock options"; provided, that the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options become exercisable for the first time by any Participant (as defined in Paragraph 4) in any calendar year (under all stock option plans of the employee's employer corporation and its parent, if any, and its subsidiaries) shall not exceed $100,000 (the provisions of Section 422(d) of the Code are intended to govern). In determining the persons to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into consideration the person's present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Committee may deem proper and relevant. Each option granted under the Plan shall be evidenced by a written agreement between the Company and the Participant containing such terms and conditions and in such form, not inconsistent with the provisions of the Plan or, with respect to incentive stock options, Section 422 of the Code, as the Committee shall provide.

      6. OPTION PRICE. Subject to Paragraph 17, the option price of each share of Common Stock purchasable under any incentive stock option or non-qualified stock option granted under the Plan shall not be less than the fair market value of such share of Common Stock at the time the option is granted. The option price of an option issued in a transaction described in
Section 424(a) of the Code shall be an amount which conforms to the requirements of that Section and the regulations thereunder.

      For purposes of this Plan, the "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date or (iii) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Committee determines in good faith to be reasonable.

      7. STOCK APPRECIATION RIGHT. The Committee, in its sole discretion, may in connection with the grant of any option also grant to the Participant a stock appreciation right. Such stock appreciation right shall be granted by the Committee simultaneously with the grant of the related stock option. A stock appreciation right shall be exercised in the manner provided in Paragraph 9, and shall result in the cancellation of options on shares with respect to which the Participant exercises a stock appreciation right, and, upon such exercise, the Company shall pay to the Participant an amount equal to the excess of the fair market value of such shares with respect to which options are cancelled on the date of exercise over the option price of such shares. A stock appreciation right shall be exercisable to the same extent and under the same conditions as the underlying option, except that a stock appreciation right granted in connection with an incentive stock option may be exercised only when the fair market value of the shares subject to the option exceeds the option price of such shares. Payments on the exercise of stock appreciation rights shall be made by the Company in cash to the Participant as soon as practicable following exercise.

      8.    EXERCISABILITY AND DURATION OF OPTIONS.

            8.1 DETERMINATION OF COMMITTEE; ACCELERATION. Each option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the agreement evidencing the option. Subsequent to the grant of an option which is not immediately exercisable in full, the Committee, at any time before complete termination of such option, may accelerate the time or times at which such option may be exercised in whole or in part.

            8.2 AUTOMATIC TERMINATION. The unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

            (a) The expiration of ten years from the date on which such option was granted;

            (b) The expiration of 30 days from the date of termination of the Participant's employment by the Company unless a longer period is provided by the Committee (other than a termination described in subparagraph (c) below or in the event of termination as a result of death, in which case expiration will be at the end of the term set forth in the option agreement or such other time specified therein);

            (c) The termination of the Participant's employment by the Company if such termination constitutes or is attributable to a breach by the Participant of an employment or consulting agreement with the Company or any of its subsidiaries, or if the Participant is discharged or his or her services are terminated for cause; or

            (d) The expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide upon the granting thereof.

      The Committee or the Board of Directors shall have the right to determine what constitutes cause for discharge or termination of services, whether the Participant has been discharged or his or her services terminated for cause and the date of such discharge or termination of services, and such determination of the Committee or the Board of Directors shall be final and conclusive.

      9. EXERCISE OF OPTIONS, STOCK APPRECIATION RIGHTS. Options and stock appreciation rights granted under the Plan shall be exercised by the Participant (or by his or her executors or administrators, as provided in Paragraph 10) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased or the number of shares with respect to which stock appreciation rights are being exercised, accompanied, in the case of an option, by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by check payable to the Company, (b) with the consent of the Committee, by delivery of shares of Common Stock already owned by the Participant for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (c) in accordance with a "cashless exercise" program established by the Committee in its sole discretion under which if so instructed by the Participant, shares may be issued directly to the Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, (d) by any combination of (a), (b), or (c) above, or (e) by other means that the Committee deems appropriate. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. The date of exercise shall be the date of the Company's receipt of such notice. The Company shall effect the transfer of the shares so purchased to the Participant (or such other person exercising the option pursuant to Paragraph 10 hereof) as soon as practicable. No Participant or other person exercising an option shall have any of the rights of a stockholder of the Company with respect to shares subject to an option granted under the Plan until due exercise and full payment has been made as provided above. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment. In no event may any option granted hereunder be exercised for a fraction of a share.

      10. NON-TRANSFERABILITY OF OPTIONS. Except as provided herein, no option granted under the Plan or any right evidenced thereby shall be transferable by the Participant other than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of a Participant, only by such Participant. Notwithstanding the preceding sentence: (a) in the event of a Participant's death during his or her employment by the Company, its parent, if any, or any of its subsidiaries, or during the 30 day period following the date of termination of such employment, his or her options shall thereafter be exercisable, during the period set forth in the option agreement, or, if no period is specifically set forth, during the remaining term of the option, by his or her executors or administrators; and (b) the Participant, with the approval of the Committee, may transfer his or her options (other than incentive stock options) for no consideration to or for the benefit of the Participant's spouse, parents, children (including stepchildren or adoptive children), grandchildren, or siblings, or to a trust for the benefit of any of such persons.

      11. RELOAD OPTIONS. At the time an option (the "original option") is granted, the Committee may also authorize the grant of a "reload option," which shall be subject to the following terms:

            (a) The number of shares of Common Stock subject to the reload option shall be the number of shares, if any, used by the Participant to pay the purchase price upon exercise of the original option, plus the number of shares, if any, delivered by the Participant to satisfy the tax withholding requirement relating to such exercise.

            (b)   The reload option shall be a nonqualified stock option.

            (c) The grant of the reload option shall be effective upon the date of exercise of the original option, and the term of the reload option shall be the period, if any, remaining from that date to the date upon which the original option would have expired.

            (d) The grant of the reload option shall not be effective if, on the date of exercise of the original option, the Participant is not employed by the Company.

            (e) Except as specified in (a) through (d) above, the terms of the reload option shall be as prescribed in the preceding Paragraphs of this Plan.

      12. WITHHOLDING TAX. Whenever under the Plan shares of stock are to be delivered upon exercise of a nonqualified stock option, the Company shall be entitled to require as a condition of delivery that the Participant remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto. At the option of the Company, such amount may be remitted by check payable to the Company, in shares of Common Stock (which may include shares received as the result of a prior exercise of an option), by the Company's withholding of shares of Common Stock issuable upon the exercise of any option or stock appreciation right pursuant to the Plan, or any combination thereof. Whenever an amount shall become payable to a Participant in connection with the exercise of a stock appreciation right, the Company shall be entitled to withhold therefrom an amount sufficient to satisfy all federal, state and local withholding tax requirements relating to such amount.

      13. RESTRICTIONS ON DELIVERY AND SALE OF SHARES. Each option granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to exercise of the option may be withheld unless and until such listing, registration or qualification shall have been effected. The Committee may require, as a condition of exercise of any option that the Participant represent, in writing, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such requirement under the Securities Act of 1933. The Committee may require that the sale or other disposition of any shares acquired upon exercise of an option hereunder shall be subject to a right of first refusal in favor of the Company, which right shall permit the Company to repurchase such shares from the Participant or his or her representative prior to their sale or other disposition at their then current fair market value in accordance with such terms and conditions as shall be specified in the agreement evidencing the grant of the option. The Company may endorse on certificates representing shares issued upon the exercise of an option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

      14.   CHANGE IN CONTROL.

            (a) In the event of a Change in Control of the Company, as defined below, the Committee may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

                  (i) accelerate the exercisability of any outstanding options awarded pursuant to this Plan;

                  (ii) offer to purchase any outstanding options made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change in Control; or

                  (iii) make adjustments or modifications to outstanding options as the Committee deems appropriate to maintain and protect the rights and interests of the Participants following such Change in Control.

      Any such action approved by the Committee shall be conclusive and binding on the Company, its subsidiaries and all Participants.

          (b) In no event, however, may (i) any option be exercised prior to the expiration of six (6) months from the date of grant (unless otherwise provided in the agreement evidencing the option), or (ii) any option be exercised after ten (10) years from the date it was granted.

            (c) To the extent not otherwise defined in this Plan, the following terms used in this Paragraph 14 shall have the following meanings:

      "Affiliate" means (a) Bear Stearns (b) any other subsidiary of the Company and (c) any other corporation or other entity which is controlled, directly or indirectly, by, or under common control with, the Company and which the Committee designates as an "Affiliate" for purposes of the Plan.

      "Associate" of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and
(c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

      "Bear Stearns" means Bear, Stearns & Co. Inc., a Delaware corporation, and its successors and assigns.

      "Beneficial Owner" has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act, except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Affiliates and Associates of such Person.

      "Change in Control" means (a) a majority of the Board of Directors ceases to consist of Continuing Directors; (b) any Person becomes the Beneficial Owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

      "Continuing Director" means any member of the Board of Directors who is a member on the effective date of the Plan as set forth in Paragraph 19 or who is elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

      "Person"  means  an  individual,   a   corporation,   a  partnership,   an
association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof.

      15. RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan or in any option granted under the Plan shall confer upon any Participant the right to continue as an employee of the Company or affect the right of the Company or any of its subsidiaries, to terminate the Participant's employment at any time, subject, however, to the provisions of any agreement of employment between the Participant and the Company, its parent, if any, or any of its subsidiaries.

      16. TRANSFER, LEAVE OF ABSENCE. For purposes of this Plan, neither (i) a transfer of an employee from the Company to a subsidiary or other affiliate of the Company, or vice versa, or from one subsidiary or affiliate of the Company to another, nor (ii) a duly authorized leave of absence, shall be deemed a termination of employment.

      17. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. In the event of any stock split, stock dividend, reclassification or recapitalization which changes the character or amount of the Company's outstanding Common Stock while any portion of any option theretofore granted under the Plan is outstanding but unexercised, the Committee shall make such adjustments in the character and number of shares subject to such options and in the option price, as shall be equitable and appropriate in order to make the option, as nearly as may be practicable, equivalent to such option immediately prior to such change; provided, however, that no such adjustment shall give any Participant any additional benefits under his or her option; and provided further, that, with respect to any outstanding incentive stock option, if any such adjustment is made by reason of a transaction described in Section 424(a) of the Code, it shall be made so as to conform to the requirements of that Section and the regulations thereunder.

      If any transaction (other than a change specified in the preceding paragraph) described in Section 424(a) of the Code affects the Company's Common Stock subject to any unexercised option theretofore granted under the Plan (hereinafter for purposes of this Paragraph 17 referred to as the "old option"), the Board of Directors or any surviving or acquiring corporation may take such action as it deems appropriate, and in conformity with the requirements of that Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

      If any such change or transaction shall occur, the number and kind of shares for which options may thereafter be granted under the Plan shall be adjusted to give effect thereto.

      18.   EXPIRATION AND TERMINATION OF THE PLAN.

            18.1 GENERAL. Options may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan as set forth in Paragraph 19 (the "Expiration Date"), on which date the Plan will expire except as to options then outstanding under the Plan. Such outstanding options shall remain in effect until they have been exercised, terminated or have expired. The Plan may be terminated, modified or amended by the Board of Directors at any time on or prior to the Expiration Date, except with respect to any options then outstanding under the Plan; provided, however, that the approval of the Company's stockholders will be required for any amendment which (i) changes the class of employees eligible for grants, as specified in Paragraph 4, (ii) increases the maximum number of shares subject to grants, as specified in Paragraph 3 (unless made pursuant to the provisions of Paragraph 17) or (iii) materially increases the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            18.2 MODIFICATIONS. No modification, extension, renewal or other change in any option granted under the Plan shall be made after grant, unless the same is consistent with the provisions of the Plan and does not disqualify an incentive stock option under the provisions of Section 422 of the Code. In addition, the option price of an option may not be changed after grant, other than in the case of an adjustment described in Paragraph 14 or pursuant to Paragraph 17.

      19. EFFECTIVE DATE OF PLAN. The Plan shall become effective on September 28, 1999, the date of its adoption by the Board of Directors, subject, however, to the approval of the Plan by the Company's stockholders within 12 months of such adoption.

PROXY

THE BEAR STEARNS COMPANIES INC.

PROXY  SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS
FOR  ANNUAL  MEETING  OF STOCKHOLDERS MARCH 29, 2001 AT 5:00 P.M.

The undersigned stockholder of The Bear Stearns Companies Inc. (the "Company") hereby appoints Alan C. Greenberg and James E. Cayne, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on March 29, 2001, and at any adjournments or postponements thereof, with authority to vote all shares of Common Stock of the Company held or owned by the undersigned on February 16, 2001, in accordance with the directions indicated herein.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND PURSUANT TO ITEM 5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED HEREIN, "FOR" APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 200,000,000 SHARES TO 500,000,000 SHARES, "FOR" APPROVAL OF THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN AND "FOR" APPROVAL OF AN AMENDMENT TO THE STOCK AWARD PLAN TO INCREASE THE NUMBER OF SHARES SUBJECT TO AWARDS GRANTED UNDER THE STOCK AWARD PLAN.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^


                                                                Please mark  [X]
                                                              your votes as
                                                               indicated in
                                                               this example


Item 1. ELECTION OF DIRECTORS Nominees     FOR ALL NOMINEES   WITHHOLD AUTHORITY
        for Directors: James E. Cayne,       LISTED BELOW         TO VOTE FOR
        Carl D. Glickman, Alan C.        (except as marked to    ALL NOMINEES
        Greenberg, Donald J. Harrington,  the contrary below)    LISTED BELOW
        William L. Mack, Frank T.                 [_]                 [_]
        Nickell, Frederic V. Salerno,
        Alan D. Schwartz, Warren J.
        Spector, Vincent Tese and Fred
        Wilpon.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE NAMED ABOVE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME)


Item 2. APPROVAL OF AN AMENDMENT TO THE RESTATED      FOR     AGAINST    ABSTAIN
        CERTIFICATE OF INCORPORATION:                 [_]       [_]        [_]

Item 3. APPROVAL OF THE NON-EMPLOYEE DIRECTORS'       [_]       [_]        [_]
        STOCK OPTION PLAN:

Item 4. APPROVAL OF AN AMENDMENT TO THE STOCK         [_]       [_]        [_]
        AWARD PLAN:

Item 5. In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the meeting or any adjournments or postponements thereof.


Signature(s)___________________________________________ Date _____________, 2001

(Please date and sign exactly as name appears hereon. When signing as attorney, administrator, trustee, custodian or guardian, give full title as such. Where more than one owner, all should sign. Proxies executed by a partnership or corporation should be signed in the full partnership or corporate name by a partner or authorized officer.)

--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^

                 [LETTERHEAD OF CADWALADER, WICKERSHAM & TAFT]

March 2, 2001



VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:      Definitive Proxy Statement on Schedule 14A -
         The Bear Stearns Companies Inc.
         --------------------------------------------

Ladies and Gentlemen:

We hereby file the Definitive Proxy Statement on Schedule 14A pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on behalf of The Bear Stearns Companies Inc. (the "Company") in connection with the Company's 2001 Annual Meeting of Stockholders.

Pursuant to Exchange Act Rules 14a-3(c) and 14a-6(b), copies of the Company's Proxy Statement and 2000 annual report in the form mailed to stockholders will be furnished to the Securities and Exchange Commission under separate cover.

Please telephone the undersigned at (212) 504-5555 if you have any questions or comments.

Very truly yours,




/s/ Dennis J. Block
-------------------
    Dennis J. Block

Enclosures

cc: The Bear Stearns Companies Inc.